As filed with the Securities and Exchange Commission on December 10, 2021

Securities Act File No. [        ]

1940 Act File No. 811-23763

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ☐	☐
Post-Effective Amendment No. ☐	☐
and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. ☐	☐

FIRST TRUST REAL ASSETS FUND

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

414-299-2270

(Registrant’s Telephone Number)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

 APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION
STATEMENT BECOMES EFFECTIVE

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, December 10, 2021

FIRST TRUST REAL ASSETS FUND

PROSPECTUS

Class A Shares (FTRAX)

Class I Shares (            )

First Trust Real Assets Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that intends to operate as an interval fund. Shares of the Fund (the “Shares”) will be continuously offered under the Securities Act of 1933, as amended, and repurchased by the Fund on a quarterly basis in an amount no less than 5% and not more than 25% of the outstanding Shares, according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the Investment Company Act.

The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated December 8, 2021 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers two separate share classes: Class A Shares and Class I Shares.

Total Offering(1)	Class A Shares	Class I Shares
Public Offering Price	Current Net Asset Value	Current Net Asset Value

Sales Charge (Load)(2) as a percentage of purchase amount	[5.75]%	0.00%

Proceeds to Fund(3)	Current Net Asset Value Minus Sales Charge	Current Net Asset Value

(1)	First Trust Portfolios L.P. (the “Distributor”) acts as the principal underwriter of the Fund’s Shares. An indefinite amount of Shares are being offered on a best efforts basis through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Investment Adviser, the Distributor and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” The minimum initial investment in Class A Shares by any investor is $[1,000] and the minimum initial investment in Class I Shares by any investor is $[1,000]. However, the Fund, in its sole discretion, may accept investments below this minimum. See “Fund Summary — The Offering.”

(2)	Investments in Class A Shares of the Fund are sold subject to a sales charge of up to [5.75]% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. See “Fund Summary — The Offering.”

(3)	The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below. The total of expenses of issuance and distribution are $[ ].

Investment Objective. The Fund’s investment objective is to achieve long-term real return through current income and long-term capital appreciation. Real return is total return after adjusting for inflation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies. Under normal circumstances, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to real assets and real asset companies (together, “Real Asset Related Investments”). Real assets include, without limitation, investments related to real estate, infrastructure, natural resources (such as timberland and agriculture/farmland), and precious metals. Real asset companies include companies that own, operate or derive at least 50% of their profits or revenues from, or commit at least 50% of their assets to, real assets and activities related to real assets. The Fund seeks to obtain exposure to Real Asset Related Investments by investing principally in (i) private funds that primarily invest in real assets and real asset companies (“Private Funds”); (ii) real estate investment trusts (“REITs”), including wholly-owned and controlled subsidiaries of the Fund that are REITs (“Sub-REITs”) that invest in real assets; (iii) publicly traded equity and debt securities associated with real assets; (iv) private debt instruments associated with real assets; and (v) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, which may invest in commodity futures contracts and exchange-traded commodity linked instruments that are associated with real assets.

The Fund’s investment program is speculative and entails substantial risks, including the risks typically associated with real estate and other real assets. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE [11]).

Interval Fund: The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers for no less than 5% and not more than 25% of the Fund’s Shares outstanding at NAV. While the quarterly repurchase offer is expected to be 5%, the amount of each quarterly repurchase offer may be 5% to 25% subject to approval of the Board of Trustees (the “Board” and each of the trustees on the Board, a “Trustee”). It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are, therefore, not marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid.

This prospectus (the “Prospectus”) applies to the public offering of two separate classes of shares of beneficial interest (“Shares”) of the Fund, designated as Class A (“Class A Shares”) and Class I (“Class I Shares”).

The Shares will be offered during an initial public offering and in a continuous offering thereafter. The Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at net asset value (“NAV”) per Share. No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [              ], has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (877)779-1999 or by accessing the Investment Adviser’s website at https://www.FirstTrustCapital.com. The information on the Investment Adviser’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website at https://www.sec.gov. You may also email requests for these documents to publicinfo@sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

•	The Fund has no operating history and the Shares have no history of public trading.

•	The Fund does not intend to list the Shares on any securities exchange and the Fund does not expect a secondary market in the Shares to develop.

•	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how the Fund performs.

•	Although the Fund is required to and has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

•	You should consider that you may not have access to the money you invest for an indefinite period of time.

•	An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.

•	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

•	The Fund, the Sub-REITs and any underlying Private Funds may utilize borrowings and financial leverage and significant risks may be assumed as a result. See “Risk Factors – Leverage Risk.”

Neither the SEC, the Commodity Futures Trading Commission ("CFTC") nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus and the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

THE FUND’S PRINCIPAL UNDERWRITER IS FIRST TRUST PORTFOLIOS L.P.

The date of this Prospectus is [                         ]

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares

First Trust Real Assets Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on December 8, 2021. The Fund intends to operate as an interval fund pursuant to Rule 23c-3 of the Investment Company Act. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Shares will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objective and Strategies

The Fund’s investment objective is to achieve long-term real return through current income and long-term capital appreciation. Real return is total return after adjusting for inflation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Under normal circumstances, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to real assets and real asset companies (together, “Real Asset Related Investments”). Real assets include, without limitation, investments related to real estate, infrastructure, natural resources (such as timberland and agriculture/farmland), and precious metals. Real asset companies include companies that own, operate or derive at least 50% of their profits or revenues from, or commit at least 50% of their assets to, real assets and activities related to real assets. The Fund seeks to obtain exposure to Real Asset Related Investments by investing principally in (i) private funds that primarily invest in real assets and real asset companies (“Private Funds”); (ii) real estate investment trusts (“REITs”), including wholly-owned and controlled subsidiaries of the Fund that are REITs (“Sub-REITs”) that invest in real assets; (iii) publicly traded equity and debt securities associated with real assets (“Real Asset Securities”); (iv) private debt instruments associated with real assets; and (v) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), which may invest in commodity futures contracts and exchange-traded commodity linked instruments associated with real assets.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

The Investment Adviser	First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund. Its principal place of business is located at 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of [ ], 2021, the Investment Adviser had approximately $[ ] of assets under management. See “Fees and Expenses” below.

The Administrator	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services, including performing all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses

The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Adviser). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund pays the Investment Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Investment Adviser to the Fund. The Fund pays the Investment Adviser an annual rate of [ ]%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. The Investment Management Fee is paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. See “INVESTMENT MANAGEMENT FEE.”

Administration Fee. The Fund pays the Administrator an annual fee beginning at [ ]% of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). This fee structure generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred by the Administrator or its affiliates for services provided to the Fund. See “ADMINISTRATION.”

The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class A and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to [1.00]% and [0.25]% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and Class I Shares, respectively, (the “Distribution and Servicing Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of such Class. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets is calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. See “DISTRIBUTION AND SERVICE PLAN.”

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed [   ]% and [   ]% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through [         ]. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [   ]% and [   ]% for the Class A Shares and Class I Shares, respectively. The Expense Limitation and Reimbursement may be terminated before that date by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. See “FUND EXPENSES.”

Fees of the Underlying Managers	As an investor in Investment Funds, the Fund will indirectly bear asset-based fees and may indirectly bear performance-based fees or allocations charged by the investment advisers to the Investment Funds (the “Underlying Managers”). Such fees and performance-based compensation are in addition to the fees that are charged by the Investment Adviser to the Fund and allocated to the Fund. Generally, fees payable to Underlying Managers of Investment Funds will range from [ ]% to [ ]% (annualized) of the average net asset value (“NAV”) of the Fund’s investment. In addition, certain Underlying Managers of private Investment Funds charge an incentive allocation or fee generally ranging from 10% to 30% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. An investor in the Fund bears a proportionate share of the expenses of the Fund.

The Offering

The minimum initial investment in the Fund by any investor in either the Class A Shares or Class I Shares is $[1,000] and the minimum additional investment in the Fund by any Shareholder is $[1,000]. However, the Fund, in its sole discretion, may accept investments below these minimums. The Shares will be offered in a continuous offering. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board of Trustees of the Fund (the “Board”) in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Investments in Class A Shares of the Fund may be subject to a sales charge of up to [5.75]% of the subscription amount. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Distribution Policy

The Fund intends to make monthly distributions to its shareholders equal to 5% annually of the Fund’s NAV per Share (the “Managed Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time.

If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. As required under the Investment Company Act, the Fund will provide a notice to shareholders at the time of a payment or distribution when such does not consist solely of net income. Additionally, each payment will be accompanied by a written statement which discloses the source or sources of each payment. The IRS requires you to report these amounts, excluding returns of capital, (such amounts will be reported by the Fund to shareholders on IRS Form 1099) on your income tax return for the year declared. The Fund will provide disclosures, with each payment, that estimates the percentages of the current and year-to-date payments that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize payments made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. Nevertheless, persons who periodically receive the payments may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any payment from the Fund is net profit.

The Board reserves the right to change the Managed Distribution Policy from time to time.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash (rather than being reinvested) at a total amount of not less than 20% of the total amount distributed to Shareholders. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro-rated among those electing Shareholders. Inquiries concerning income dividends and/or capital gains distributions should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (877) 779-1999 or 235 West Galena Street, Milwaukee, WI 53212.

Repurchase Offers	The Fund provides a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a Valuation Date (as defined below) on or about [March 31, June 30, September 30 and December 31] of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately [March 31, June 30, September 30 and December 31], of each year, as applicable (each, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately fourteen (14) days prior to the Valuation Date. See “TENDER OFFERS/OFFERS TO REPURCHASE.”

Risk Factors

The Fund is subject to substantial risks — including market risks, strategy risks and risks associated with investments in Investment Funds. The Fund will also be subject to the risks associated with the investment strategies employed by the Investment Adviser, which may include real estate risk, infrastructure, timberland and agriculture/farmland risks, and precious metals risks. While the Investment Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. The Investment Adviser may not have any control over the Underlying Managers and there can be no assurances that the Underlying Managers will manage their Investment Funds in a manner consistent with the Fund’s investment objective. Additionally, some Investment Funds may not be registered as investment companies under the Investment Company Act and, therefore, the Fund may not be entitled to the various protections afforded by the Investment Company Act with respect to its investments in those Investment Funds. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Adviser and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. The Fund should be considered an illiquid investment. Shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus. Past results of the Investment Adviser, its principals, and the Fund are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation	The Fund intends to elect to be treated and qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out substantially all of its income and gains each year. The Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. [U.S. investors in the Fund are not expected to be entitled to a foreign tax credit with respect to any of those taxes. The Fund may also invest, either directly or indirectly through a subsidiary of the Fund, in private Investment Funds treated as partnerships for U.S. tax purposes.] See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $[25,000] in Class A Shares. More information about these and other discounts is available from your financial professional and in the section titled “Purchasing Shares” beginning on page [38] of this Prospectus.

SHAREHOLDER TRANSACTION EXPENSES:	Class A Shares		Class I Shares
Maximum Sales Charge (Load) (as a percentage of subscription amount) (1)	[5.75]	%	None
ANNUAL EXPENSES: (As a Percentage of Net Assets Attributable to Shares)(2)
Management Fee(3)	[ ]	%	[ ]	%
Distribution and Servicing Fee(4)	1.00%		0.25%
Interest on Borrowed Funds(5)	[ ]	%	[ ]	%
Acquired Fund Fees and Expenses(6)	[ ]	%	[ ]	%
Other Expenses	[ ]	%	[ ]	%
Total Annual Expenses(7)(8)	[ ]	%	[ ]	%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(7)(8)	[ ]	%	[ ]	%
Net Annual Expenses(9)	[ ]	%	[ ]	%

(1)	Investors in Class A Shares may be charged a sales charge of up to 5.75% of the subscription amount.

(2)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(3)	For its provision of advisory services to the Fund, the Investment Adviser receives an annual Management Fee, payable monthly in arrears, equal to [ ]% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(4)	The Fund has received exemptive relief from the SEC to offer multiple classes of shares and to adopt a distribution and service plan for Class A and Class I Shares. Investors may pay a Distribution and Servicing Fee of up to 1.00% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A and Class I Shares, respectively, to the Fund’s Distributor or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by a Distribution and Service Plan which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund in compliance with Rule 12b-1 under the Investment Company Act. See “DISTRIBUTION AND SERVICE PLAN.”

(5)	Interest on borrowed funds is based upon the assumed borrowing of $[ ] at an estimated annual interest rate of [ ]% (based on such assumed borrowing). This amount reflects the assumption that there will not be any additional fees payable by the Fund under the assumed borrowing.

(6)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Investment Funds. Private Investment Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from [10]% to [30]% of the net capital appreciation in the private Investment Fund’s investment for the year or other measurement period, subject to loss carryforward provisions, as set forth in the respective private Investment Funds’ offering documents. Acquired Fund Fees and Expenses have been restated to reflect the estimated fees that the Fund is expected to bear during the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Investment Funds, which fluctuates over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

(7)	The Fund’s Total Annual Expenses do not include the indirect costs of the Investment Funds that are private REITs (i.e., entities that qualify for exemption under 3(c)(5)(C) of the Investment Company Act), as discussed further in footnote 8 below.

(8)	The Total Annual Expenses provides a summary of all the direct fees and expenses of the Fund, as well as the indirect Operating Costs of the Pooled Investment Vehicles, but excluding the Operating Costs of the private REITs.

(9)	The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed [ ]% and [ ]% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through [ ], 2022. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [ ]% and [ ]% for the Class A Shares and Class I Shares, respectively. The Expense Limitation and Reimbursement may be terminated before that date by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the one-year period and the first year of each additional period). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

Class A Shares		1 Year		3 Years		5 Years		10 Years
You Would Pay the Following Expenses Based on the Imposition of the 5.75% Sales Charge and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Class I Shares		1 Year		3 Years		5 Years		10 Years
You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The example is based on the annual fees and expenses of Class A Shares and Class I Shares set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

The Fund is newly organized, and it has not commenced operations as of the date of this Prospectus. Therefore, there is no financial history for the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Adviser), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments. Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions, but any such delay will not exceed three months after the receipt of funds.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to achieve long-term real return through current income and long-term capital appreciation. Real return is total return after adjusting for inflation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of shareholders.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

Under normal circumstances , the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to real assets and real asset companies (together, “Real Asset Related Investments”). Real assets include, without limitation, investments related to real estate, infrastructure, natural resources (such as timberland and agriculture/farmland), and precious metals. Real asset companies include companies that own, operate or derive at least 50% of their profits or revenues from, or commit at least 50% of their assets to, real assets and activities related to real assets. The Fund seeks to obtain exposure to Real Asset Related Investments by investing principally in (i) private funds that primarily invest in real assets and real asset companies (“Private Funds”); (ii) real estate investment trusts (“REITs”), including wholly-owned and controlled subsidiaries that are REITs (“Sub-REITs”); (iii) publicly traded equity and debt securities associated with real assets (“Real Asset Securities”); (iv) private debt instruments associated with real assets; and (v) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), which may invest in commodity futures contracts and exchange-traded commodity linked instruments. The Fund may allocate up to [25]% of its assets in the Subsidiary, which has the same investment objective as the Fund, and is intended to provide the Fund with indirect exposure to [commodity futures contracts and exchange-traded commodity linked instruments] in a manner consistent with the limitations and requirements of the Code that apply to the Fund, which limit the amount of income the Fund may receive from certain sources. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust. The Subsidiary complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Investment Adviser serves as investment adviser to the Cayman Subsidiary pursuant to a separate investment advisory agreement with the subsidiary. Although the Subsidiary is not registered under the Investment Company Act, the Investment Adviser complies with provisions of the Investment Company Act relating to investment advisory contracts with respect to the Subsidiary.

Below is more information about Real Asset Related Investments.

Real Estate. Real estate investments may relate to existing or newly constructed income-producing properties (such as office, industrial, retail, and multi-family residential properties); raw land; mortgage loans; and real estate companies (companies that have substantial holdings in, or primarily own or manage, real estate; paper, lumber, hotel and entertainment companies; building supply manufacturers; and mortgage lenders and mortgage servicing companies). See “Risks—Real Estate Risk.”

Infrastructure. Infrastructure assets provide essential facilities and services supporting economic productivity. Such assets may include, among others, regulated assets (such as electricity transmission and distribution facilities, gas distribution systems, water distribution and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports and railway lines), communications assets (including broadcast and wireless towers and satellite networks), and social infrastructure (including schools, hospitals, prisons and courthouses). The Fund’s infrastructure investments typically will be made through Private Funds (as defined below), separate accounts, co-investments, and/or public companies that invest in and/or operate such assets. See “Risks—Infrastructure Risk.”

Natural Resources—Timberland. Timberland investments involve the acquisition and management of forest assets for the purpose of producing a financial return. The two main subclasses of investments relating to timberland are tree farms and managed natural forests. Timberland investments can provide revenue generation from multiple sources, including harvesting, leasing and usage fees. Additionally, they provide potential for appreciation on both the value of the underlying land purchased, as well as the value of the timber on that land. The timberland investments typically will be made through Private Funds, REITs, Sub-REITs, separate accounts, co-investments, and/or public companies that invest in properties that are leased to timberland operators or operated by such REIT managers. See “Risks—Timberland Risk.”

Natural Resources—Agriculture/Farmland. Agriculture/Farmland investments may consist of direct investments in rural land, along with crop and livestock assets that produce food, fiber, and energy. Agriculture/Farmland investments focus on the productive capacity of the land base, and returns are often dependent on the biological growth of crops and livestock, as well as appreciation of land and related assets. Agriculture/Farmland investments are typically classified into three general categories: (i) row crop investments, which include annual crops such as corn, soybeans, cotton, wheat and rice; (ii) permanent crop investments, which include perennial crops such as fruit and nut, which have both pre-productive and mature periods; and (iii) livestock investments, which include land leased to local operators for grazing or direct livestock ownership and operation. Sources of return typically include an income component from leasing fees, land prices and the price of the underlying commodities. The Fund’s investment strategy will focus on portfolio investments targeting returns from leasing fees and land values. Agriculture/Farmland investments typically will be made through Private Funds, REITs, Sub-REITs, separate accounts, co-investments and/or public companies that invest in properties that are leased to farmers and used to grow crops or manage livestock. See “Risks—Agriculture/Farmland Risk.”

Precious Metals. Precious metals include gold, silver and platinum, among other minerals and chemical elements. Investments related to precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. See “Risks—Precious Metals Risk.”

The Fund’s portfolio may be composed principally of the following investments. Additional description of the Fund’s investment policies and restrictions and additional information about the Fund’s portfolio investments are contained in the SAI. See “Additional Information About the Fund’s Investments and Investment Risks” and “Other Investment Policies and Techniques” in the SAI.

Private Funds. The Fund may gain exposure to Real Asset Related Investments through investments in continuously offered private real asset funds and, to a limited extent, through investments in closed-end institutional real asset funds (collectively, the “Private Funds”). In addition, the Fund may gain exposure to Real Asset Related Investments by co-investing alongside Private Funds. The Private Funds invest in the equity (common and preferred) and debt financings associated with the acquisition, development, and operations of real assets. The closed-end Private Funds include funds that have minimums to close and maximum capital raise limitations (“targeted capital raises”), multi-year periods with limited or no liquidity (“investment lock-up periods”), and targeted termination or liquidity dates (“expected fund life terms”). The Fund will invest no more than 15% of its assets in Private Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act (excluding, for the avoidance of doubt, the Sub-REITs and other entities that qualify as REITs or that would otherwise qualify for an exemption under Section 3(c)(5) of the Investment Company Act). The Private Funds may invest in properties located outside of the United States, including in any one non-U.S. country, which investments, in the aggregate, shall not exceed 50% of the Fund’s total assets. See “Risks—Private Funds Risk.”

The Fund will pay the asset-based fees charged by the Private Funds in which it invests. Many of the Private Funds will simply charge an asset management fee on the NAV of the Fund’s investment. The Fund may invest in funds that assess a fee that is charged as an additional performance fee and applied as a percentage share of the returns in excess of a minimum hurdle rate of return to the investors (net of any management fees). As noted in the “Fund Fees and Expenses” table above, such performance fees may typically be in the range of [10 ]% to [30 ]% of any such Private Fund’s realized and, in certain cases, unrealized annual returns that are in excess of a minimum annual return of [ ]% to [ ]% provided to the investors of such Private Fund before the fund manager might share in any returns. In many cases such fees are structured as a flat percentage fee with no catch-up provision and are capped at a certain dollar amount or percentage of NAV. See “Fund Fees and Expenses.”

REITs. REITs are companies that own interests in real estate (or specialize in acquiring, holding, and managing real estate) or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties or from interest payments on real estate-related loans. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to such shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. By investing in REITs indirectly through the Fund, a Shareholder will bear expenses of the REITs in addition to expenses of the Fund.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. See “Risks—REIT Risk.”

Sub-REITs. Sub-REITs are wholly-owned and controlled subsidiaries of the Fund that are REITs that make direct investments into timberland and agriculture/farmland assets. The Fund maintains voting control of the Sub-REITs. The Fund shall report its investment in the Sub-REITs in accordance with generally accepted accounting principles. The Fund’s investments in the Sub-REITs are valued utilizing the fair value principles outlined in part under “Net Asset Value” below. [For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REITs are consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Sub-REIT level is aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, except with respect to the Fund’s policy with respect to the purchase and sale of real assets, the Fund aggregates its direct investments with the investments of the Sub-REITs.] The total investment by the Fund in the Sub-REITs shall not exceed 25% of the Fund’s total assets. The Fund is the managing member of the Sub-REITs and the Sub-REITs’ board of directors consists of the same members as the Fund’s Board. The Sub-REITs also have the same officers as the Fund. The Sub-REITs do not have operational employees as all physical assets will be operated by lessees. Additionally, the Sub-REITs engage external management companies for property-level oversight of their investments. The Sub-REITs make direct investments into timberland and agriculture/farmland assets through wholly-owned subsidiaries. Such wholly-owned subsidiaries are special purpose vehicles established as single member limited liability companies for each investment. [See “Risks—Sub-REIT Risk.”]

Real Asset Securities. Real Asset Securities include common stock, preferred stock, debt investments (including secured debt and mezzanine financing), global inflation linked bonds, municipal bonds, and baskets of public securities tied to indices that capture the global opportunity set of listed companies engaged in production related to Real Asset Related Investments. The Fund’s direct and indirect investments in the securities of non-U.S. issuers (excluding the Private Funds) shall not exceed in the aggregate 50% of the Fund’s total assets. The Fund may invest up to 15% of its total assets in securities that are either rated, or which have credit characteristics substantially the same as those rated, below investment grade (commonly referred to as “high yield” securities or “junk bonds”). See “Risks—Real Asset Securities Risk.”

Private Debt. The Fund’s private debt instruments may include investments in participating loans, bridge loans, and other secured and unsecured real asset-related debt. Additionally, the Fund may seek to make debt investments via primary and secondary markets in secured and unsecured real asset-related debt. See “Risks—Privately Placed Securities Risk” and “Risks—Debt Securities and Related Investments Risk.”

The Subsidiary. The Fund’s investment in the Subsidiary, which will seek to invest (without limitation) in commodity futures contracts and exchange-traded commodity linked instruments (collectively, “Commodities Instruments”), is intended to provide the Fund with exposure to precious metals within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodities Instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. See “Management of the Fund—Management of the Subsidiary.” Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary. The Subsidiary is advised by the Investment Adviser. See “Risks—Subsidiary Investment Risk” and “Risks—Tax Risk.

•	A futures contract is a contractual agreement to buy or sell a particular commodity or financial instrument at a pre-determined price in the future. Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants. See “Risks—Futures Contract Risks.”

•	Commodity-linked instruments include exchange-traded funds that provide exposure to commodities and pooled investment vehicles that invest primarily in commodities and commodity-related instruments. See “Risks—Commodity-Linked Instruments Risk.”

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the Statement of Additional Information (the “SAI”) are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act, which includes Shares and shares of preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the Investment Company Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

USE OF LEVERAGE

The Fund currently intends to use leverage primarily to facilitate the purchase of portfolio investments, such as by allowing the Fund to manage anticipated cash flows and increase the Fund’s ability to purchase investments to potentially take advantage of market opportunities, to satisfy capital calls from Private Funds, and for non-investment purposes, such as for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity.  In addition, the Private Funds and Sub-REITs in which the Fund invests may use leverage for investment purposes. Any leverage incurred at the Sub-REIT level is aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. Under the Investment Company Act, the Fund may utilize leverage through the issuance of Preferred Shares in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets (as further described below).  The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the Investment Company Act. The Fund does not anticipate issuing Preferred Shares during its first year of operations.

If and when the Fund, a Private Fund, Sub-REIT or other investment of the Fund employs leverage, there is no assurance that such leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the underlying investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. Leveraging is a speculative technique and there are special risks and costs involved. To the extent the Fund uses leverage and invests in other investments that also use leverage, the risks associated with leverage will be further magnified, potentially significantly. See “Risks—Leverage Risk.”

The Fund’s Borrowings (if any) may be at a fixed or floating rate and generally will be based upon short-term rates.  The cost associated with any issuance and use of leverage will be borne by the Shareholders and result in a reduction of the NAV of the Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee. In addition, the Borrowings in which the Fund may incur may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio.  An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class.  The Fund may need to liquidate its investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage and segregation requirements (pursuant to the Investment Company Act or otherwise).  As the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Fund.

The Fund may enter into derivatives or other transactions that may provide leverage (other than through Borrowings or the issuance of Preferred Shares). Under the current regulatory framework, certain such transactions would not be subject to the above noted limitations under the Investment Company Act to the extent the Fund earmarks or segregates liquid assets (or enters into offsetting positions) to cover its obligations under those transactions and instruments in accordance with applicable SEC regulations and interpretations. However, the SEC has recently adopted a rule whereby the Fund will become subject to new regulations governing the use of such derivatives and other transactions beginning in the third quarter of 2022. Once implemented, the new SEC rule will impose, among other things, new limits on the amount of derivatives and other transactions that a fund can enter into and eliminate the asset segregation framework that the Fund initially intends to use to comply with Section 18 of the Investment Company Act. See “Risks—Legislation and Regulatory Risks.”

The terms of the Fund’s Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such requirements will increase the cost of Borrowing over the stated interest rate.  In addition, certain types of Borrowings may involve the rehypothecation of the Fund’s securities.  Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act, as described below.  It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.  Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.  The leverage utilized by the Fund would have complete priority upon distribution of assets over the Shares.

Under the requirements of the Investment Company Act, the Fund, immediately after any Borrowing, must have an “asset coverage” of at least 300% (33-1/3% of total assets).  With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.  Also under the Investment Company Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value.  If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%.  In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Shares in such circumstances.  In order to meet redemption requirements, the Fund may have to liquidate portfolio securities.  Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund.  Prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will likely be senior to those of the Shareholders.  Further, the Investment Company Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal.  In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.  If the Fund has Preferred Shares outstanding, two of the Fund’s trustees will be elected by the holders of Preferred Shares as a class.  The remaining trustees of the Fund will be elected by holders of Shares and Preferred Shares voting together as a single class.  In the event the Fund failed to pay dividends on Preferred Shares for two years, the holders of the Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Effects of Leverage.

Assuming the use of leverage in the amount of [10]% of the Fund’s total assets and an annual interest rate on leverage of [2.10]% payable on such leverage based on estimated market interest rates as of the date of this Prospectus, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest payments is [0.30]%. The Fund’s actual cost of leverage will be based on market interest rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage maybe higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 10% of the Fund’s assets after such issuance and the Fund’s currently projected annual interest rate of [2.10]%. See “PRINCIPAL RISK FACTORS—GENERAL RISKS—BORROWING, USE OF LEVERAGE.” The table does not reflect any offering costs of Shares or leverage.

Assumed Portfolio Return (Net of Expenses)	-10.00%		-5.00%		0.00%		5.00%		10.00%
Corresponding Return to Shareholder	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Total return is composed of two elements—the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. Below is a list of the principal risks of investing in the Fund. Different risks may be more significant at different times, depending on market conditions.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

Investment and Market Risk

An investment in the Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Accordingly, an investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

General Economic and Market Conditions

The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in it suffering losses.

Recent Market Circumstances

The Fund (as well as its service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. The Fund cannot predict the effects or likelihood of such events on the U.S. and world economies, the value of the Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally. The virus, named “SARS-CoV-2” (sometimes referred to as the “coronavirus” and abbreviated as “COVID-19”) has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could significantly and adversely affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. Although vaccines for COVID-19 are becoming more widely available, the pace of recovery may vary from market to market and the impact may be short term or may last for an extended period of time. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV.

Government Intervention in Financial Markets Risk

The instability in the financial markets in the recent past led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Current market conditions could lead to further such actions. See “—Recent Market Circumstances.” U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions will be suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Real Estate Risk

The Private Funds, REITs, Sub-REITs and the Subsidiary (collectively, “Portfolio Investment Vehicles”) will invest in public and/or private equity and debt investments and other obligations relating to real assets and/or real estate-related companies. The value of these investments and whether and to what extent such investments perform as expected will depend, in part, on the prevailing conditions in the market for real estate investment generally. The real estate industry is cyclical in nature, and a deterioration of real estate fundamentals generally and, in the United States in particular, will have an adverse effect on the performance of the Fund’s investments. The value of real estate assets and real estate-related investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, changes in general and local economic conditions, acts of war or terrorism, bank liquidity, the availability of financing, changes in environmental and zoning laws, overbuilding and increased competition, changes in supply and demand fundamentals, an increase in property taxes, casualty or condemnation losses, bankruptcy or financial difficulty of a major tenant, regulatory limitations on rent, increased mortgage defaults and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable. Certain significant expenditures associated with real estate (such as real estate taxes, maintenance costs and, where applicable, mortgage payments) have no relationship with, and thus do not diminish in proportion to, a reduction in income from the property.

Investments in real estate debt involve many unique risks. For example, debt instruments may be ‘‘non-recourse’’ loans where the sole recourse for the repayment will be the underlying real estate-related asset. As a result, the ability of obligors to make payments is dependent upon the underlying real estate related asset rather than upon the existence of independent income or assets of such obligors or any parent guarantees. The debt securities and instruments that a Portfolio Investment Vehicle invests in may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in obligors of such securities or loans repaying principal to a Portfolio Investment Vehicle earlier than expected, resulting in a lower return to the Fund than projected (even taking into consideration any make-whole or similar feature). In addition, certain of the debt securities and instruments in which a Portfolio Investment Vehicle invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time

Infrastructure Risk

General. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund. In many cases, the rates, or the fees charged to end users, that are charged by infrastructure assets are determined by regulators, concession agreements with governments and long-term contracts. Owners of such assets in many cases have the ability to increase such rates or fees in connection with inflation, economic growth, or otherwise. Many of these factors could cause the value of infrastructure investments to decline and negatively affect the Fund’s returns.

Regulatory Risks. Government authorities at all levels are actively involved in the promulgation and enforcement of regulations relating to matters affecting the ownership, use and operation of infrastructure assets. The institution and enforcement of such regulations could have the effect of increasing the expenses, and lowering the income or rate of return, as well as adversely affecting the value of the Fund. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure businesses often provide basic, everyday services and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments. Such regulations could result in increased expenses and lower income for infrastructure companies, which would adversely affect the Fund's value.

Many of the infrastructure investments may be subject to varying degrees of statutory and regulatory requirements, including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Such investments may require numerous regulatory approvals, licenses and permits to commence and continue their operations. Failure to obtain or a delay in obtaining relevant permits or approvals could hinder construction or operation and could result in fines or additional costs for a project entity, issuer, or Private Fund, loss of such rights to operate the affected business, or both, which in each case could have a material adverse effect on the investments. Where an issuer’s or Private Fund’s ability to operate a business is subject to a concession or lease from the government, the concession or lease may restrict its ability to operate the business in a way that maximizes cash flows and profitability. The impact of these requirements on an issuer or Private Fund, and therefore on the Fund, may be complicated by the fact that Private Funds may operate in multiple jurisdictions.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investments and on the Fund’s ability to meet its investment objective.

Operating and Technical Risks. Infrastructure investments may be subject to operating and technical risks, including risk of mechanical breakdown, failure to perform according to design specifications, labor and other work interruptions, and other unanticipated events that adversely affect operations. There can be no assurance that any or all such risk can be mitigated. An operating failure may lead to loss of a license, concession or contract on which an investment may depend. The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance and, in certain infrastructure sectors, latent defects in acquired infrastructure assets may adversely affect the financial returns of the Fund.

Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Regional or Geographic Risk. This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

Government Contract Risk. To the extent that the Fund gains exposure to assets that are governed by concession agreements with governmental authorities (whether at the national, state, local, district or other level), there is a risk that these authorities may not be able to or may choose not to honor their obligations under such agreement, especially over the long term.

Government leases or concessions may also contain clauses more favorable to the government counterparty than would a typical commercial contract. For instance, a lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring it to pay adequate compensation. In addition, government counterparties also may have the discretion to change or increase regulation of an issuer’s or Private Fund’s operations, or implement laws or regulations affecting such issuer’s or fund’s operations, separate from any contractual rights they may have. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure businesses provide, in many cases, basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments.

Capital Expenditures. There is a risk that unforeseen factors may require capital expenditures in excess of forecasts and a risk that new or additional regulatory requirements, safety requirements or issues related to asset quality and integrity may result in the need for additional capital expenditure for refurbishment, reinforcement or replacement of infrastructure assets.

Demand and User Risk. The revenue generated by infrastructure and infrastructure-related assets may be impacted by the demand of users or the number of users for the products or services provided by such assets (for example, traffic volume on a toll road). Any reduction in demand and/or the number of users may negatively impact the profitability of the infrastructure investment. Demand for infrastructure assets may be subject to seasonal variations leading to increased or reduced revenues and profitability at various times during the year, which could affect the short term returns to the Fund.

Lack of Liquidity of Infrastructure Assets. Although infrastructure investments may generate some current income, they are expected to be generally illiquid. In addition, public sentiment and political pressures may affect the ability of the Fund to sell one or more of its infrastructure investments. As a result, it may be difficult from time to time for such fund to realize, sell or dispose of an infrastructure investment at an attractive price or at the appropriate time or in response to changing market conditions, or the Fund may otherwise be unable to complete a favorable exit strategy. Losses on unsuccessful investments may be realized before gains on successful investments are realized. Although some infrastructure investments may generate operating income, the full return of capital and the realization of gains, if any, will generally occur only upon the partial or complete disposal of such an investment. Additionally, income from some infrastructure investments will not be realized until a number of years after they are made.

The Fund may hold, or have exposure to, securities or other instruments issued in conjunction with the financing of an infrastructure investment. Such securities and instruments are generally not publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Considerable delay in resale could be encountered in either case and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unlisted securities or instruments, and at times might make disposition of such securities and instruments impossible.

Litigation Risk. Infrastructure assets are often governed by a complex series of legal documents and contracts. As a result, the risks of a dispute over interpretation or enforceability of the documentation and consequent costs and delays may be higher than for other investments. In addition, a Private Fund may be subject to claims by third parties (either public or private), including environmental claims, legal action arising out of acquisitions or dispositions, workers’ compensation claims and third party losses related to disruption of the provision of infrastructure services by an infrastructure provider. Further, it is not uncommon for infrastructure assets to be exposed to legal action from special interest groups seeking to impede particular infrastructure projects to which they are opposed. If any of the infrastructure investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on the Fund.

Project Finance. Some infrastructure investments may be structured on a project finance basis. A project finance structure entails the assumption of “project risk” by equity investors, usually without recourse to a project sponsor. Such risk can include many, if not all of the risks discussed in this “Risk Factors” section. An issuer or Private Fund may also invest in some projects and facilities at an early stage of development. These projects involve additional uncertainties, including the possibility that the projects may not be completed, operating licenses may not be obtained, and permanent financing may be unavailable.

Through-put Risk. The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

Customer Risk. Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

Follow-On Investments. An infrastructure investor may be called upon to provide additional funding for an infrastructure investment or have the opportunity to increase such an investment. There can be no assurance that an issuer or Private Fund in which the Fund invests will wish to make follow-on investments or that it will have sufficient funds to do so. Similarly, co-investors may decline to fund their pro rata share of any such follow-on investments. Any decision by an issuer or Private Fund or a co-investor not to make a follow-on investment or their inability to make them may have a substantial negative impact on such an infrastructure investment in need of further investment or may diminish the issuer or Private Fund’s ability to influence the investments future development.

Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Financing Risk. From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.  Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Timberland Risk

General. The timber and forestry industry is highly cyclical and the market value of companies engaged in the ownership, management or upstream supply chain of forests and timberlands is strongly affected by changes in international economic conditions, interest rates, weather cycles, changing demographics, environmental conditions and government regulations, among other factors. For example, the volume and value of timber that can be harvested from timberlands is limited by natural disasters, fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding and other events. Climate conditions could intensify the effects of any of these factors. Many companies in the timber and forestry industry do not insure against damages to their timberlands. Companies in this industry are also subject to stringent federal, state and local environmental, health and safety laws and regulations.

Real Estate Risk. Investments in timberland and timberland-related companies are subject to risks related to investments in real estate. See “—Real Estate Risk.”

Volatility Risk. The Portfolio Investment Vehicles and other investors that invest in timberland and timber-related assets will have operating revenues that are dependent on prevailing market prices for wood products, which can fluctuate over time. Prevailing wood product prices are affected by changes in supply and demand, especially within a particular geographic area. Decreases in demand, increases in supply, or both, may reduce timber prices, which in turn may reduce an issuer’s or a Portfolio Investment Vehicle’s revenues and adversely affect an issuer’s or a Portfolio Investment Vehicle’s ability to make distributions, which may negatively affect the Fund’s returns.

The industries that use these various wood products drive the demand for them. Each market prices the product independently from the other markets. It is possible that all markets could deteriorate simultaneously, and negatively affect the ability of an issuer or a Portfolio Investment Vehicles to make distributions, which in turn may negatively affect the Fund’s returns.

The demand for most pine sawtimber depends on the level of construction, repair and remodeling activity occurring in the general economy. Interest rates and other local, national and international economic conditions affect the level of construction, repair and remodeling activity. A slowdown in construction and/or remodeling is likely to reduce demand for an issuer’s or Portfolio Investment Vehicle’s timber, which may reduce an issuer’s or Portfolio Investment Vehicle’s revenues, and, in turn, negatively affect the Fund. Wood substitutes and lower quality wood products may increasingly compete with higher quality sawtimber, which could also reduce demand for timber.

Demand for pulpwood is affected by the general level of economic activity. Pulpmill output is primarily sold to large retail sellers of paper products. In the event of a decline in paper usage, these retailers may reduce their demand on pulpmills, and the market for an issuer’s or Portfolio Investment Vehicle’s pulpwood could be adversely affected. Additionally, if paper recycling were to become more widely practiced, reduced demand for new paper made from an issuer’s or Portfolio Investment Vehicle’s pulpwood could result.

The number of timber sellers and the volume of timber available for sale determine the supply of timber. Historically, increases in timber prices have caused owners of timberlands to increase their timber cutting. An increase in supply may partly offset price increases.

Trade Policy Risk. Changes in foreign or United States trade policies, including but not limited to tariffs or trading agreements with other countries affecting the cost of imported lumber, could negatively affect the market for an issuer’s or Portfolio Investment Vehicle’s timber. Long-term oversupply sourced from any foreign timber suppliers could negatively affect the value of the timberland investments of an issuer or Portfolio Investment Vehicle upon their disposition.

Demand Risk. Demand for saw logs and pulpwood is affected by various factors in the world economy, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending. Adverse conditions in the larger economy may result in lower investment in any or all of the markets in which an issuer or Portfolio Investment Vehicle intends to sell its timber.

Competition Risk. The timberlands business is large and competitive. Competitive factors generally include price, species and grade, proximity to wood consuming facilities, ability to meet delivery requirements, availability of substitute products, and supply and demand in the relevant market area. Identifying attractive timberland investments is difficult and involves a high degree of uncertainty. There can be no assurance that Portfolio Investment Vehicles will be able to acquire timberlands or that the Fund will be able to fully invest its committed capital within an applicable the commitment period. In addition, timber is subject to increasing competition from a variety of non-wood products. The Portfolio Investment Vehicles will compete with numerous private industrial and non-industrial land and timber owners in the United States. In addition, during the term of an investment, the Portfolio Investment Vehicles may experience increasing competition from currently underutilized sources of supply and underutilized species of wood.

Regulatory Risk. Timberland operations are subject to numerous federal, state and local laws and regulations, including those relating to the environment, endangered species, forestry activities, and health and safety. The laws and regulations intended to protect threatened and endangered species, and other environmental laws and regulations, are stringent and could become more so in the future. A number of species indigenous to timberlands, such as the red cockaded woodpecker and the bald eagle, have been and in the future may be protected under the federal Endangered Species Act and similar state laws. The presence of protected species on or near an investment property may restrict timber harvesting, road building and other activities. The manager of an issuer or Portfolio Investment Vehicle will have operations that are also subject to specialized statutes and regulations governing forestry operations, and to other environmental laws, some of which may in the future restrict harvesting, road building and other activities. There can be no assurance that current and future laws and regulations will not cause such asset manager and the issuer or Portfolio Investment Vehicle to incur significant costs, damages, penalties and liabilities, or that they will not materially and adversely affect harvesting operations on such investment properties.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investments and on the Fund’s ability to meet its investment objective.

Natural Disasters. Natural causes such as fire, insect infestation, bad weather, global climate shifts and other causes beyond the control of the asset manager of an issuer or Portfolio Investment Vehicle and such issuer or Portfolio Investment Vehicle may have an impact on the timing of harvests, or reduce the volume and value of timber harvested from the issuer’s or Portfolio Investment Vehicle’s timberlands. This in turn may adversely affect the issuer’s or Portfolio Investment Vehicle’s operations and financial condition. For example, infestation by the southern pine beetle could necessitate the early harvesting of affected trees. Extreme drought conditions could reduce the survival rate of trees planted within a year of the drought conditions. Ice storms and hurricanes could necessitate the early or unplanned harvesting of affected trees. Prolonged periods of adverse weather could negatively affect the quality of the timber produced, negatively affecting the value of both the harvest and the residual value of an issuer’s or Portfolio Investment Vehicle’s timberland. It is consistent with normal industry practices for an issuer or Portfolio Investment Vehicle not to maintain insurance for any loss to its timber from natural disasters or other similar causes, but an asset manager of an issuer or Portfolio Investment Vehicle may periodically review the costs and benefits of insurance products for portfolio timberlands.

Cyclical Fluctuations Risk. Prices for standing timber have been, and in the future can be expected to be, subject to sharp, cyclical fluctuations. Accordingly, there can be no assurance the market value of timber will in the future be equal to or higher than the value currently prevailing, nor can there be any assurance that the historical long-term profitability of timberlands can be maintained.

Agriculture/Farmland-Related Companies Risk

General. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an issuer or Portfolio Investment Vehicle. Many of these risks could cause the value of agriculture/farmland investments to decline and negatively affect the Fund’s returns.

Real Estate Risk. Investments in agriculture/farmland and agriculture farmland-related companies are subject to risks related to investments in real estate. See “—Real Estate Risk.”

Capital Expenditures. An issuer or Portfolio Investment Vehicle expects to provide good faith projections of the capital needs of its agriculture/farmland investments, however, there can be no assurance that the capital needs of any investments from time to time will not exceed such estimates or that a property will generate sufficient cash flow to cover its capital needs.

Lack of Liquidity for Agriculture/Farmland Investments. Generally, real estate assets such as the agriculture/farmland investments expected to be made by an issuer or Portfolio Investment Vehicle are illiquid in nature. The ability of an issuer or Portfolio Investment Vehicle to vary its investments in response to changes in economic and other conditions will be limited. There is risk that an issuer or Portfolio Investment Vehicle will be unable to realize its investment objectives through sale or disposition of a property at an attractive price or within any given period of time or will otherwise be unable to complete any exit strategy. In particular, these risks could arise from absence of an established market for a property, changes in the financial condition or prospects of prospective purchasers, changes in national or international economic conditions, and changes in laws, regulations or fiscal policies of jurisdictions in which the property is located. Furthermore, in some cases, an issuer or Portfolio Investment Vehicle may have certain contractual obligations to tenants or joint venture partners in connection with a sale or disposition that may limit or prohibit the ability to complete an exit strategy in a timely fashion. Any of the foregoing factors could limit the ability of an issuer or Portfolio Investment Vehicle to vary its investments rapidly in response to changes in economic and other conditions, which may negatively impact the Fund’s returns.

Environmental Risks. Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances or petroleum products on, under or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. In addition, the presence of, or the failure to properly remediate, such substances may adversely affect the owner’s ability to borrow using such real property as collateral or to sell such property. In connection with the ownership (direct or indirect), management and development of agriculture/farmland property, an issuer or Portfolio Investment Vehicle could be considered an owner or operator of the property and may be liable for removal or remediation costs, as well as certain other potential costs relating to such hazardous or toxic substances or petroleum products.

In particular, investors should be aware that commercial agriculture operators typically utilize fertilizers, pesticides, herbicides and other chemicals, and that an issuer or Portfolio Investment Vehicle will invest in properties where such materials have been used and lease such properties to operators who will use such materials.

Although such an issuer’s or Portfolio Investment Vehicle properties are subject to environmental assessments, no assurances can be given that the environmental assessments reveal all environmental liabilities, or that an issuer or Portfolio Investment Vehicle has established adequate reserves for such liabilities, or that no prior owners created any environmental condition not disclosed in the environmental assessment for such property.

Uninsured Losses. Issuers or Portfolio Investment Vehicles may seek to maintain insurance coverage against liability to third parties for injury and property damage relating the agriculture/farmland investments held by such issuer or Portfolio Investment Vehicle to in amounts commercially reasonable. However, the actual premiums and deductibles payable by an issuer or Portfolio Investment Vehicle may be substantially different than the premiums and deductibles such issuer or Portfolio Investment Vehicle may have projected for premiums and deductibles. Insurance against certain risks, such as earthquakes, floods, windstorms, biological agents or damage by terrorism, may be commercially unavailable, available in amounts that are less than the full market value or replacement cost of investment properties, subject to a large deductible or not economically insurable. In addition, there can be no assurance that the particular risks that are currently insurable will continue to be insurable on an economic basis. There is no guarantee that any insurer will pay the full amount of any claim, that the insurer will not dispute or refuse to pay on any claim of loss or that the insurer will be solvent or financially able to pay any claim, especially in the case of a catastrophic loss in one geographical area. Additionally, all of the properties owned by an issuer or Portfolio Investment Vehicle may be at risk in the event of an uninsured liability to third parties.

Litigation Risk. The acquisition, ownership and disposition of agriculture/farmland carries certain specific litigation risks. Litigation may be commenced with respect to a property acquired by an issuer or Portfolio Investment Vehicle in relation to activities that took place prior to such issuer’s or Portfolio Investment Vehicle’s acquisition of such property, or in relation to the prior owner of the property. In addition, at the time of disposition of an individual property, a potential buyer may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such potential buyer should be awarded due diligence expenses incurred or statutory damages for misrepresentation relating to disclosure made, if such buyer is passed over in favor of another as part of an issuer or Portfolio Investment Vehicle’s efforts to maximize sale proceeds. Similarly, successful buyers may later sue an issuer or Portfolio Investment Vehicle under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence.

Precious Metals Risk

The Fund will invest in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak. Any market price movements, regulatory or technological changes, or economic conditions affecting gold-related investments may have an impact on the Fund’s performance. Additionally, there are certain considerations related to gold and other direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. The prices of gold and precious metals may be volatile, fluctuating substantially over short periods of time. The prices of gold and other precious metals are affected by such factors as:

•	how much of the worldwide supply is held by large holders, such as governmental bodies and central banks;
•	unpredictable monetary policies and economic and political conditions in countries throughout the world;
•	supply and demand for gold bullion as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds;
•	demand for gold jewelry; and
•	government policies meant to influence demand for gold and other precious metals.

Debt Securities and Related Investments Risk

In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Extension Risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or Shares or other equity securities.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

Limited Voting Rights. Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

Prepayment/Reinvestment Risk. Many types of debt securities, including debt related to real assets, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as high a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to Shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels and market price, NAV and/or overall return of the Shares.

REIT Risk

Investments in REITs, including the Sub-REITs, are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. Additionally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the Investment Company Act, failure to satisfy the requirements of the Code for maintaining REIT status and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

Credit Risk

Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund or a Portfolio Investment Vehicle when they are due. If an investment’s issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund or a Portfolio Investment Vehicle, the Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect an instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. Credit risk is heightened to the extent the Fund or a Portfolio Investment Vehicle has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk.

Below investment grade securities are securities rated below “BBB–” by S&P or Fitch, or below “Baa3” by Moody’s, or comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality at the time of purchase. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund or a Portfolio Investment Vehicle, thereby reducing the value of the Shares. In addition, default may cause the Fund or a Portfolio Investment Vehicle to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund or a Portfolio Investment Vehicle may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Investment Adviser’s or a Portfolio Investment Vehicle’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund or a Portfolio Investment Vehicle to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund or a Portfolio Investment Vehicle as a holder of such distressed securities may not be clear.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers. See “—Recent Market Circumstances.”

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s or a Portfolio Investment Vehicle’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund or a Portfolio Investment Vehicle could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV. See “—Liquidity Risk.”

Active Management Risk

Identifying the appropriate managers of Private Funds and REITs (“Managers”) is difficult and involves a high degree of uncertainty. The performance of the Fund depends in large part upon the ability of the Investment Adviser to choose successful Managers and upon its ability to develop and implement investment strategies that achieve the Fund’s investment objective. Although the Investment Adviser monitors the Managers, it is possible that one or more Portfolio Investment Vehicles may take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund’s investment goals. In addition, the Managers may make investment decisions that conflict with each other; for example, at any particular time, a Private Fund or REIT may be purchasing shares of an issuer whose shares are being sold by another Private Fund or REIT. Consequently, the Fund indirectly could incur transaction costs without accomplishing any net investment result.

Furthermore, the Managers have varying levels of experience – some may be newly organized and have no, or limited, operating histories. Although the Investment Adviser receives detailed information from each Manager regarding its historical performance and investment strategy, there may be some information that the Investment Adviser cannot independently verify. In addition, a particular Manager’s past successful performance is not necessarily an indication of such Manager’s future performance. There can be no assurance that the Investment Adviser’s assessments of Managers will prove accurate or that the Fund will achieve its investment objective.

In addition, the Managers are subject to various risks, including risks relating to operations and back office functions, property management, accounting, administration, risk management, valuation services and reporting. The Managers may also face competition from other industry participates that may be more established, have larger asset bases and have larger numbers of qualified management and technical personnel. Additionally, the investment strategies pursued by certain Managers may evolve over time, which may limit the Investment Adviser’s ability to assess a Manager’s ability to achieve its long-term investment objective.

While the Investment Adviser will regularly evaluate each Private Fund and REIT and its Manager to determine whether their respective investment programs are consistent with the Fund’s investment objectives and whether the investment performance is satisfactory, it will not have any control over the investments made by a Private Fund or REIT. The Investment Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, or investment strategy may prove to be incorrect, and may cause the Fund to incur losses.

Even though Private Funds and REITs are subject to certain constraints, the Managers may change aspects of their investment strategies without prior notice to the Fund. The Managers may do so at any time (for example, such change may occur immediately after providing the Investment Adviser with the quarterly unaudited financial information for the Private Fund). The Investment Adviser may reallocate the Fund’s investments among the Portfolio Investment Vehicles, but the Investment Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Private Funds or REITs. The Fund’s investments in certain Private Funds and REITs may be subject to lock-up periods, during which the Fund may not withdraw its investment. These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should a Private Fund or REIT fail to effect portfolio changes consistent with such market changes and the demands of the Investment Adviser. Such withdrawal limitations may also restrict the Investment Adviser’s ability to terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. The Investment Adviser will engage in due diligence in an effort to ensure that the Fund’s assets are invested in Private Funds and REITs that provide reports that will enable them to monitor the Fund’s investments as to their overall performance, sources of income, asset valuations, and liabilities; however, there is no assurance that such efforts will necessarily detect fraud, malfeasance, inadequate back office systems, or other flaws or problems with respect to the Private Fund’s or REIT’s operations and activities. The Investment Adviser will be dependent on information provided by the Private Fund and REITs, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Investment Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Conflicts of interest may arise from the fact that the Investment Adviser, the Managers and their affiliates may be carrying on substantial investment activities for other clients in which the Fund has no interest. The Investment Adviser, the Managers, and their respective affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts (collectively, “Advisor Clients”) other than the Fund, which could compete for the same investment opportunities as the Fund. In addition, the Investment Adviser, the Managers and their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in private investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. The Investment Adviser, the Managers and their respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Advisor Client or for themselves or their officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Investment Adviser, the Managers and/or their respective affiliates or Advisor Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Investment Adviser, the Managers and their respective affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest.

Furthermore, the officers or employees of the Investment Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Advisor Clients. The Investment Adviser and the Managers managing and their respective officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

Personnel of the Investment Adviser may also periodically discuss investment research and due diligence with portfolio managers and other senior personnel of the Managers and/or their respective affiliates. Investment decisions for the Fund are made independently from those of Advisor Clients. If, however, the Fund desires to invest in, or withdraw from, the same Private Fund or REIT as an Advisor Client, the opportunity will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Advisor Clients, in all available investments. In some cases, investments for Advisor Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. In addition, the Investment Adviser, the Managers and/or their respective affiliates or Advisor Clients may also have an interest in an account or investment vehicle managed by, or enter into relationships with, a sub-adviser or its affiliates on terms different, and potentially more favorable, than an interest in the Fund, which may adversely affect the amount the Fund will be able to invest in a Private Fund or REIT. In other cases, the Fund may invest in a manner opposite to that of Advisor Clients (i.e., the Fund buying an investment when Advisor Clients are selling, and vice-versa). Additionally, because any selling agents or their affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Managers or their affiliates, including the Private Funds and REITs, and receive compensation for providing these services, these relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility. In addition, the Fund is subject to certain limitations relating to joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability to make investments or enter into other transactions alongside other Advisor Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. Managers may also receive research products and services in connection with the brokerage services that the Investment Adviser, the Managers managing Private Funds and REITs, any sub-advisers, and their respective affiliates may provide from time to time to one or more Manager accounts or to the Fund.

Leverage Risk

Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Investors in the Fund should consider the various risks of leverage, including, without limitation, the risks described below. There is no assurance that a leveraging strategy would be successful.

Leverage involves risks and special considerations for Shareholders including:

•	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;
•	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;
•	the potential for an increase in operating costs, which may reduce the Fund’s total return;
•	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time; and
•	In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use leverage if the Investment Adviser expects that the benefits to the Shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act. In addition, borrowings by the Fund may be made on a secured basis. The Fund’s Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Fund’s Custodian, to liquidate the Fund’s assets, which may include redemption of the Fund’s investments in underlying Private Funds or REITs, without consideration of whether doing so would be in the best interests of the Fund’s Shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s Shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Interest or other expenses payable by the Fund with respect to its borrowings generally will be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs of leverage to the Fund (including interest expenses on borrowings) could exceed the rate of return on the investments held by the Fund, thereby reducing return to Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Shareholders and will reduce the investment return of the Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Shares, and it may result in losses.

In addition to any borrowing utilized by the Fund, the Portfolio Investment Vehicles in which the Fund invests may utilize leverage. The Portfolio Investment Vehicles may be able to borrow, subject to the limitations of their charters and operative documents. While leverage presents opportunities for increasing a Portfolio Investment Vehicle’s total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Portfolio Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by a Portfolio Investment Vehicle would be magnified to the extent such Portfolio Investment Vehicle is leveraged. Furthermore, because the Portfolio Investment Vehicles may themselves incur higher level of leverage than that which the Fund is permitted, the Fund could be effectively leveraged in an amount far greater than the limit imposed by the Investment Company Act.

The cumulative effect of the use of leverage by a Portfolio Investment Vehicles in a market that moves adversely to such a Portfolio Investment Vehicle’s investments could result in a substantial loss which would be greater than if the Portfolio Investment Vehicle were not leveraged.

Liquidity Risk

An investment in the Shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. Unlike traditional listed closed-end funds, the Fund has not listed the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares unless they are listed on a securities exchange, if at all. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although the Fund will conduct quarterly repurchase offers of its Shares, there is no guarantee that all tendered Shares will be accepted for repurchase or that shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed. See “Quarterly Repurchases of the Shares.”

An investment in Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy, as defined herein). The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Common Stock Risk

Common stock risk is the risk that the value of the common stock held by the Fund will fall, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the common stock experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than debt securities over the long term, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market, changes in investors’ perceptions of the financial condition of the issuer and the occurrence of political or economic events affecting issuers. A drop in the stock market may depress the price of most or all of the common stock to which the Fund has investment exposure. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

The Fund may invest in common stock of companies of any market capitalization. Accordingly, the Fund may invest in common stock of companies having smaller market capitalizations. The common stock of these companies often have less liquidity than the common stock of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. Due to these and other factors, common stock of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stock of larger companies.

Preferred Stock

Preferred stock represents an equity ownership interest in an issuer, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from the liquidation of the issuer. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer's financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests.

Illiquid Investment Risk

The Fund will invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the prevailing price when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Additionally, the Fund’s repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund’s ability to make withdrawals from Private Funds and REITs which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Private Funds and REITs permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Private Funds and REITs may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Private Fund may withdraw on any single withdrawal date, and (iii) the Private Funds’ and REITs’ portfolios may include investments that are difficult to value and that may only be able to be disposed of at substantial discounts or losses.

In addition, the Fund’s interests in the Private Funds and REITs are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Fund or REIT pursuant to limited withdrawal rights. Some Private Funds and REITs also may suspend the repurchase rights of their shareholders, including the Fund, from time to time. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Overall, the types of restrictions on investments by the Private Funds and REITs affect the Fund’s ability to invest in, hold, vote the shares of, or sell the Private Funds and REITs. Furthermore, the Fund, upon its withdrawal of all or a portion of its interest in a Private Fund or REIT, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. In addition, the Sub-REITs invest in illiquid assets, and may be unable to sell their assets, or be forced to sell them at reduced prices. The Fund may also invest directly in other private securities which it may not be able to sell at the Fund’s current carrying value for the securities.

Interval Fund Risk

The Fund is operated as an interval fund under Rule 23c-3 of the Investment Company Act.  As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Shares at NAV, subject to certain conditions described herein (the “repurchase policy”), unless such offer is suspended or postponed in accordance with regulatory requirements.  See “Quarterly Repurchases of Shares.”  Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Trustees of the Fund (the “Board”).  The Fund will not otherwise be required to repurchase or redeem Shares at the option of a Shareholder.  It is possible that a repurchase offer may be oversubscribed, in which case Shareholders may only have a portion of their Shares repurchased.  If the number of Shares tendered for repurchase in any repurchase offer exceeds the number of Shares that the Fund has offered to repurchase, the Fund will repurchase Shares on a pro-rata basis or may, but is not required to, increase the number of Shares to be repurchased in an additional amount not to exceed 2.0% of the outstanding Shares of the Fund (subject to certain additional exceptions discussed below under “Tender Offers/Offers to Repurchase”).

Limited liquidity is provided to Shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the Shares outstanding nor more than 25% of the Shares outstanding on the Repurchase Request Deadline. The Repurchase Offer amount will be determined by the Board before each Repurchase Offer. There is no guarantee that Shareholders will be able to sell all of the Shares they desire in a quarterly Repurchase Offer. The Fund’s Repurchase Offers may be oversubscribed. In the event of oversubscription, the Fund may repurchase shares on a pro rata basis. Because of the potential for proration, some Shareholders might tender more shares than they wish to have repurchased in order to ensure the repurchase of specific number of Shares. Additionally, in certain instances such Repurchase Offers may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Trustees, as permitted by the Investment Company Act and other laws. See “Quarterly Repurchases of Shares.”

Repurchase Policy Risk

Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Investment Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.  In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund.  To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares.  The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income.  The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses.  Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments.  However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money.  The Fund may also borrow money in order to meet its repurchase obligations.  There can be no assurance that the Fund will be able to obtain financing for its repurchase offers.  If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income.  The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date.  Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date.  It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date.  See “Quarterly Repurchases of Shares” below for additional information on, and the risks associated with, the Fund’s repurchase policy.

Valuation Risk

The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Fund’s Portfolio Investment Vehicles and other private securities will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in the Portfolio Investment Vehicles and other private securities are not publicly traded and the Fund will depend on appraisers, service providers and Managers to provide a valuation, or assistance with a valuation, of the Fund’s investment. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Moreover, the valuation of the Fund’s investment in a Private Fund or REIT, as provided by a Manager as of a specific date, or of a Sub-REIT provided by a property manager, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.

For information about the value of the Fund’s investment in Private Funds or REITs, the Investment Adviser will be dependent on information provided by the Private Funds and REITs, including [quarterly unaudited] financial statements which, if inaccurate, could adversely affect the Investment Adviser’s ability to value accurately the Fund’s Shares. The Investment Adviser faces conflicts of interest in assisting with the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Investment Adviser’s compensation.

Accordingly, there can be no assurance that the stated NAV of the Fund, as calculated based on such valuations, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property. If at any time the stated NAV of the Fund is lower than its true value, those investors who have their Shares repurchased at such time will be underpaid and investors who retain their Shares would be adversely affected if more Shares were to be issued at the low price than are repurchased at that price. Conversely, if the Fund’s stated NAV is higher than its true value, those investors who purchase Shares at such time will overpay, and if repurchases of Shares based on a high stated NAV were to exceed purchases of Shares at that value, investors who do not have their Shares repurchased will be adversely affected. In addition, investors would be adversely affected by higher fees payable to the Investment Adviser if the gross asset value of the Fund is overstated.

As a result, the NAV of the Fund, as determined based on the fair value of its investments in Private Funds and REITs, may vary from the amount the Fund would realize on the withdrawal of its investments from the Private Funds or REITs. This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Private Fund or REIT, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders. The Investment Adviser will attempt to resolve any conflicts between valuations assigned by a Manager and fair value as determined by the Investment Adviser by seeking information from the Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund’s investment. Shareholders in the Fund have no individual right to receive information about the Private Funds or the Managers, will not be shareholders in the Private Funds or REITs, and will have no rights with respect to or standing or recourse against the Private Funds, REITs, Managers or any of their respective affiliates. Further, the Distributor does not have any responsibility or obligation to verify the valuation determinations made for the Fund's investments, including valuation determinations with respect to the Private Funds or REITs. In no event is the Distributor responsible for any errors or inaccuracies with the Fund's NAV in connection with its distribution of the Fund's Shares or in connection with any other purpose.

Private Funds Risk

The Private Funds will not be subject to the Investment Company Act, nor will they be publicly traded. As a result, the Fund’s investments in the Private Funds will not be subject to the protections afforded to shareholders under the Investment Company Act. These protections include, among others, certain corporate governance standards, such as the requirement of having a certain percentage of the directors serving on a board as independent directors, statutory protections against self-dealing by the Managers, and leverage limitations, and investment restrictions.

The Manager of a Private Fund may draw down on the Fund’s capital commitment all at once or in a series of capital calls. The portion of the Fund’s commitment to a Private Fund that has not been called is referred to as an “unfunded commitment.” The Fund may have a contractual obligation to provide capital to meet its unfunded commitment when the Manager draws upon the commitment. In order to meet its obligation, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Investment Adviser’s strategy.

The Fund may also be required to indemnify certain of the Private Funds from any liability, damage, cost or expense arising out of breaches of representations and warranties included in the Private Fund’s subscription documents and certain acts or omissions relating to the offer or sale of the Fund’s Shares. In addition, Private Funds may have indemnification obligations to the respective service providers they employ, which may result in increases to the fees and expenses for such Private Funds.

[None of the Private Funds are sponsored or managed by the Investment Adviser or its affiliates.] In general, the Fund will limit its investment in any one Private Fund to less than [   ]% of the Fund’s assets. The Fund may invest substantially all of its assets in non-voting securities of Private Funds. To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, a Private Fund (which it intends to do in order to avoid being considered an “affiliate” of a Private Fund within the meaning of the Investment Company Act), it will not be able to vote on matters that require the approval of the investors of the Private Fund, including a matter that could adversely affect the Fund’s investment, such as changes to the Private Fund’s investment objective or policies or the termination of the Private Fund. Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Private Fund. As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Private Fund.

By investing in the Private Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Private Fund level. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Private Fund.

Investment in Private Funds carries the risk of loss due to Private Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or poor judgment. During the lifetime of the Fund, there could be material changes in one or more Private Funds, including changes in control and mergers. The effect of such changes on a Private Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Private Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Funds.

Foreign Investing Risk

Foreign investments by the Fund and the Portfolio Investment Vehicles may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of Real Asset Related Investments may be restricted, requiring the Portfolio Investment Vehicles to share the applicable investment with local third party shareholders or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Fund. These investments may be subject to additional risks relating to adverse political developments (including nationalization, confiscation without fair compensation, civil disturbances, unrest or war) and regulatory risks, which may affect the liquidity of such investments. Further, foreign governments may impose restrictions to prevent capital flight which may, for example, involve punitive taxation (including high withholding taxes) on certain securities, transfers or asset sales or the imposition of exchange controls, making it difficult or impossible to exchange or repatriate the applicable currencies. Foreign investments also are subject to additional risks such as:

•	unfavorable changes in currency rates and exchange control regulations;
•	reduced availability of information regarding foreign companies;
•	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements;
•	reduced liquidity and greater volatility;
•	difficulty in obtaining or enforcing a judgment;
•	increased brokerage commissions and custody fees; and
•	increased potential for corrupt business practices in certain foreign countries.

As a result of potential hurdles facing foreign parties in enforcing legal rights in certain jurisdictions, there can be no certainty that rights to investments in non-U.S. jurisdictions will be successfully upheld in the courts of such jurisdiction. Certain Portfolio Investment Vehicles that invest in foreign jurisdictions may have difficulty in successfully pursuing claims in the courts of such jurisdictions to enforce the Fund’s rights as an investor therein, as compared to the courts of the United States. To the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment. Further, due to unpredictable political climates in certain jurisdictions and shifting relationships between the U.S. and various jurisdictions, the ability of certain Portfolio Investment Vehicles to liquidate collateral held in non-U.S. jurisdictions may become difficult.

The Fund does not intend to obtain political risk insurance. Accordingly, actions of foreign governments could have a significant effect on economic actions in their respective countries, which could affect private sector real asset and real asset-related companies and the prices and yields of investments. Exchange control regulations, expropriation, confiscatory taxation, nationalization, political, economic or social instability or other economic or political developments in such countries could adversely affect the assets of the Fund.

Political changes or a deterioration of a foreign nation’s domestic economy or balance of trade may indirectly affect the Fund’s investment in a particular real asset or Real Asset Related Investment in that nation. Moreover, the investments could be adversely affected by changes in the general economic climate or the economic factors affecting Real Asset Related Investments or related industries, changes in tax law or specific developments within such industries or interest rate movements. While the Investment Adviser intends to manage foreign investments in a manner that it believes will minimize the Fund’s exposure to such risks, there can be no assurance that adverse political or economic changes will not cause the Fund to suffer losses.

In addition to the risks associated with investments in foreign Real Asset Related Investments generally, such investments in particular regions or countries with emerging markets may face those risks to a greater degree and may face additional risks. See “Risk Factors – Emerging Markets Risk.”

Derivatives Risk

Investing in derivative transactions has risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Investment Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the assets in which the Fund or the Portfolio Investment Vehicles invest. Legislation or regulation may also change the way in which the Fund or a Portfolio Investment Vehicle is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission, the Securities and Exchange Commission (“SEC”), the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund or the Portfolio Investment Vehicles. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. The Fund and the Portfolio Investment Vehicles also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose new limits on the amount of derivatives, short sales, and tender option bond transactions that the Fund can enter into; eliminate the asset segregation framework the Fund initially intends to use to comply with Section 18 of the Investment Company Act; treat certain derivatives as senior securities so that a failure to comply with the limits might be alleged by a regulator to be a statutory violation; and potentially require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The extent of the impact of such new regulations on the Fund, including the ability of the Fund to continue to utilize derivatives, short sales and tender option bond transactions in an amount similar to its initial use of such transactions, remains uncertain as of the date of this prospectus.

Currency and Exchange Rate Risk

The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, including through investments in the Portfolio Investment Vehicles and Real Asset Securities, in which case the Fund will be subject to foreign currency risk. The Fund’s Shares are priced in U.S. dollars and the capital contributions to, and distributions from, the Fund are paid in U.S. dollars. However, because a portion of the Fund’s assets may be denominated directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions.

Furthermore, the Fund may (but is not required to) attempt to hedge its exposure to foreign currencies, to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that currency hedging strategies will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Interest Rate Risk

Generally, when market interest rates rise, prices of debt securities fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. Therefore, there is a risk that interest rates will rise, which will likely cause debt security prices to fall. See “—LIBOR Risk.”

LIBOR Risk

The terms of many investments, financings or other transactions to which the Fund or the Portfolio Investment Vehicles may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund. These factors may affect, among other things, the level of volatility of the prices of securities and real assets, the liquidity of the Fund’s investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund’s returns or result in significant losses. Additionally, the securities markets are subject to comprehensive statutes and regulations and the regulatory environment for the Portfolio Investment Vehicles is evolving. Changes in the regulation of registered funds, securities markets, the Portfolio Investment Vehicles may adversely affect the value of investments held by the Fund and the ability of the Fund to successfully pursue its investment strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

Subsidiary Investment Risk

The Fund may make investments through the Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objectives of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and in the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

There is a risk that the IRS could assert that the income derived from the Fund's investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In 2019, the Treasury and the IRS issued regulations that provide that the income from a foreign subsidiary that is a controlled foreign corporation is qualifying income for purposes of a fund remaining qualified as a RIC for U.S. federal income tax purposes (1) that the income is actually distributed by the foreign subsidiary to the RIC each year and (2) even if not distributed, to extent the income is derived with respect to the fund’s business of investing in stock, securities or currencies. The Subsidiary intends to distribute its income each year in order for such income to be treated as qualifying income of the Fund. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

Futures Contract Risks

A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Commodity-Linked Instruments Risk

Exposure to commodities through investments in through futures and other commodity-linked instruments may subject the Fund to greater volatility than cash market investments in securities. Prices of commodities and related contracts may fluctuate significantly and unpredictably over short periods for a variety of reasons, including physical storage risks, changes in interest rates, overall market movements, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Environmental Risk

The Fund could face substantial risk of loss from claims based on environmental problems associated with the real assets underlying the Fund’s investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Fund and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition.

In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Fund could be affected by undisclosed matters. In respect of acquired land, the Fund’s investment in a Portfolio Investment Vehicle that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation, could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and other utilities and services. It is therefore possible that the Fund could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Fees and Expenses Risk

By investing in the Private Funds, the REITs, Sub-REITs and the Subsidiary indirectly through the Fund, a shareholder bears two layers of fees and expenses – at the Fund level and the Private Fund, REIT, Sub-REIT or Subsidiary level. In the aggregate, these fees and expenses could be substantial and adversely affect the value of any investment in the Fund.

Emerging Markets Risk

Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations, and the Fund may be required to establish special custodial or other arrangements before transacting in securities traded in emerging markets. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries may have operating expenses that are higher than funds investing in other securities markets. Emerging market countries also may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Fund’s assets are uninvested and no return is earned thereon. The Fund’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about the Private Funds in which the Fund is invested. However, Private Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Private Funds in which the Fund can invest. The Fund expects to receive information from each Investment Fund regarding its investment performance on a regular basis.

Private Funds and other entities classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test. In order to meet the 90% gross income test, the Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount or sources of such a Private Fund’s income until such income has been earned by the Private Funds or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Private Funds that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Private Funds. The Fund’s investment in Private Funds may make it difficult to estimate the Fund’s income and gains in a timely fashion, which may increase the likelihood that the Fund will be liable for the excise tax with respect to certain undistributed amounts. See “Federal Tax Matters”.

In addition, the Fund invests in Private Funds located outside the United States. Such Private Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds. See “Federal Tax Matters”.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. See “Federal Tax Matters”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Privately Placed Securities Risk

The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Investment Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Investment Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Securities purchased in private placements may be subject to legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Co-Investment Risk

The Fund expects to enter into co-investments with third parties through partnerships, joint ventures or other entities. Co-investments may involve risks not present in investments where a third party is not involved, including, for example, the possibility that a third party co-venturer or partner (each such third-party, a “Co-Investor”) might become bankrupt, may at any time have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take action contrary to the investment objectives of the Fund. In addition, the Partnership may in certain circumstances be liable for the actions of a Co-Investor. The Investment Adviser may have no, or only limited, access to information regarding the activities of the Co-Investors. Furthermore, the Investment Adviser cannot guarantee the accuracy or completeness of such information. Accordingly, it may be difficult, if not impossible, for the Investment Adviser to protect the Fund from the risk of a Co-Investor’s fraud, misrepresentation, material strategy alteration or poor judgment.

Market Capitalization Risk

The Fund may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro-cap companies. Those securities, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in securities of larger companies. The prices of the securities of some of these smaller companies are often more volatile and may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things. In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to shareholders) is higher than for larger, “blue-chip” companies, and, due to thin trading in some small-capitalization stocks, an investment in those securities may be highly illiquid. Some small companies have limited product lines, distribution channels and financial and managerial resources. Some of the companies in which the Fund invests may have product lines that have, in whole or in part, only recently been introduced to market or that may still be in the research or development stage. Such companies may also be dependent on key personnel with limited experience.

Micro-cap stocks typically involve greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable, their share prices tend to be more volatile, and their markets less liquid than stocks of companies with larger market capitalizations. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, and it can be difficult or impossible for the Fund to trade these securities at the desired time. Furthermore, publicly available information, including financial information, about micro-cap companies tends to be limited and some micro-cap companies trade over-the-counter or on a regional exchange with limited regulation. The relative lack of information, liquidity, and regulation results in an increased risk of corruption and fraud, including price manipulation, and the possibility of losses to the Fund.

Reliance on Key Persons Risk

The Fund relies on the services of certain executive officers who have relevant knowledge of Real Asset Related Investments and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Concentration Risk

The Fund may, from time to time, invest, or have exposure to, a substantial portion of its assets in a particular asset type, industry, geographic location or securities instrument. As a result, the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location or securities instrument. To the extent that the Fund’s portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

Fund Capitalization Risk

There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements.

Diversification Risk

The Fund is a “non-diversified” management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Cybersecurity Risk

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Technology Risk

As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

Temporary Defensive Strategies Risk

When the Investment Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Potential Conflicts of Interest Risk

The Investment Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Investment Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Investment Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Investment Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Investment Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Investment Adviser or result in the Investment Adviser receiving material, non-public information, or the Investment Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Investment Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Investment Adviser or the Investment Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Investment Adviser and its affiliates may provide more services to some types of funds and accounts than others.

The Fund and Investment Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Investment Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Investment Adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Investment Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

Limits of Risk Disclosures.

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, its investments and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Agreement and Declaration of Trust, and should consult the Investment Adviser’s ADV for additional information, as well as consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Investment Adviser

First Trust Capital Management L.P. serves as the investment adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy. The Investment Adviser is a Delaware limited partnership and is controlled by First Trust Capital Solutions L.P. First Trust Capital Solutions L.P. is owned 50% by First Trust Capital Partners, LLC and 50% by VFT Holdings LP and its affiliates. The Investment Adviser is an investment adviser registered with the SEC under the Advisers Act. As of [______], 2021, the Investment Adviser had assets under management of approximately $[________]. In addition, the Investment Adviser also serves as the investment adviser to the Subsidiary, pursuant to a separate investment advisory agreement. The Investment Adviser does not receive additional compensation for its management of the Subsidiary.

The Investment Adviser and its affiliates may serve as investment managers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Adviser or one of their affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

PORTFOLIO MANAGERS

The personnel of the Investment Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are as follows:

MICHAEL PECK — Portfolio Manager

Mr. Peck, CFA, joined the Investment Adviser and its affiliated companies (collectively, “Vivaldi”) in February 2012 and is currently President and Co-Chief Investment Officer of FTCM and Vivaldi Capital Management LP. Prior to Vivaldi, Mr. Peck was a Portfolio Manager at Coe Capital, LLC, a Chicago-based registered investment adviser, from March 2010 to December 2011. From June 2007 through March 2009, Mr. Peck was a paid consultant at various real estate and investment companies. From 2006 to 2008, Mr. Peck was a Senior Financial Analyst/Risk Manager at The Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. Mr. Peck also holds a Master of Arts in Finance and a Masters in Business Administration (Real Estate Analysis and Financial Analysis) from DePaul University and is a Chartered Financial Analyst (“CFA”).

BRIAN MURPHY — Portfolio Manager

Mr. Murphy joined the Investment Adviser in March 2014 as a Senior Research Analyst and currently serves as Co-Chief Investment Officer of FTCM and a portfolio manager to the Fund. Mr. Murphy was previously a Director at Voyager Management, LLC (“Voyager Management”), a fund of hedge fund firm, from 2010 to 2014. Prior to Voyager Management, from 2009 to 2010, Mr. Murphy was Derivatives Product Specialist at Analytic Investors, specializing in quantitative derivative hedge fund strategies. Mr. Murphy was also an Analyst at Iron Partners, LLC, a fund of hedge fund firm, from 2007 to 2009, where he was primarily responsible for covering hedged equity, equity trading, derivative and structured product services. Mr. Murphy graduated from Miami University with a Bachelor of Science in Finance.

The Investment Management Agreement

The Investment Management Agreement (the “Investment Management Agreement”) between the Investment Adviser and the Fund became effective as of [            ] and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Investment Adviser. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s [semi-]/annual report to Shareholders for the period year ended [                 ].

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any partner, director, officer or employee of the Investment Adviser, or any of its affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Adviser or any partner, director, officer or employee of the Investment Adviser, and any of its affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Investment Management Fee

The Fund pays to the Investment Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly Investment Management Fee equal to [        ]% on an annualized basis of the Fund’s NAV as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that month.

Management of the Subsidiary

The Subsidiary is a wholly-owned subsidiary of the Fund. The Subsidiary is organized under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Investment Adviser serves as the investment adviser of the Subsidiary. The Subsidiary does not pay the Investment Adviser a management fee for its services. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by the Shareholders of the Fund.

Management of the Sub-REITs

The Fund will wholly-own any Sub-REIT investments and thereby would maintain voting control over such Sub-REITs. The Fund will serve as the managing member of such Sub-REITs and the Sub-REITs’ boards of directors would consist of the same members as the Board of Trustees of the Fund. In addition, the Sub-REITs will also have the same officers as the Fund. The Sub-REITs do not have operational employees as all physical assets will be operated by lessees. Additionally, the Sub-REITs engage external management companies for property-level oversight of their investments. The Sub-REITs make direct investments into timberland and agriculture/farmland assets through wholly-owned subsidiaries. Such wholly-owned subsidiaries are special purpose vehicles established as single member limited liability companies for each investment. The Adviser has discretion over all investments of the Sub-REITs.

The Fund will report any investments in Sub-REITs in accordance with generally accepted accounting principles. For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REITs will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Sub-REIT level is aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, except with respect to the Fund’s policy relating to the purchase and sale of real assets, the Fund aggregates its direct investments with the investments of the Sub-REITs.

DISTRIBUTOR

First Trust Portfolios L.P. is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Investment Adviser.

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in, or responsibility for, determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund or determining the valuation of the Fund’s assets and liabilities. In addition, the Distributor is not responsible for any operational matters associated with repurchases of Fund Shares.

The Distributor or its affiliates may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Adviser, rather than the Distributor, may enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Fund may authorize one or more financial intermediaries and their authorized agents that have made arrangements with the Fund (collectively, “Financial Intermediaries”) to receive on its behalf purchase orders and repurchase requests. Such Financial Intermediaries are authorized to designate other intermediaries or designees to receive purchase orders and repurchase requests on the Fund’s behalf. The Fund will be deemed to have received a purchase order or repurchase request when a Financial Intermediary or, if applicable, a Financial Intermediary’s designee, receives the order or repurchase request. Orders will be priced at the next computed per-class NAV per Share after they are received by a Financial Intermediary or the Financial Intermediary’s authorized designee.

Investors may be charged a fee if they effect transactions through a Financial Intermediary or authorized designee. Investors who purchase shares through Financial Intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Intermediary through which they purchase shares. Investors purchasing shares of the Fund through Financial Intermediaries should acquaint themselves with their Financial Intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Financial Intermediary. The Financial Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the Financial Intermediary. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The maximum amount of compensation to be received by the participating members from any source will not exceed 8% of the proceeds raised in the offering.

The Fund has been granted exemptive relief by the SEC permitting the Fund to offer multiple classes of Shares and to adopt a Distribution and Service Plan with respect to Class A and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class I Shares to the Fund’s Distributor and/or other qualified recipients. The Fund or other parties may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services or other services.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its registration and qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by the Distributor in the performance of its duties, obligations, or responsibilities set forth in the Distribution Agreement, the Distributor and its affiliates, including their respective officers, directors, partners, agents, and employees (collectively with the Distributor, the “Distributor Indemnitees”), shall not be liable for, and the Fund agrees to indemnify and hold harmless such persons from and against any and all taxes, charges, expenses, assessments, claims, demands and liabilities (including, without limitation, the reasonable costs of investigating or defending any alleged tax, charge, assessment, claim, demand, liability or expense and reasonable legal counsel fees incurred in connection therewith as well as any disbursements and liabilities arising under applicable federal and state laws) (collectively, “Losses”) arising directly or indirectly from the following: (i) the inaccuracy of factual information furnished to the Distributor by the Fund or the Fund’s investment adviser, custodians, or other service providers in any material respect; (ii) any claim that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Fund and/or the Fund’s investment adviser or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the 1933 Act, the 1940 Act, or any other statute, regulation, self-regulatory organization rule or applicable common law, except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished by or on behalf of the Distributor in writing; (iii) any wrongful act of the Fund or any of its officers; (iv) any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; (v) the Fund’s breach of any of its representations, warranties or covenants contained in this Agreement; (vi) the Fund’s failure to comply with applicable laws or regulations; (vii) any liability of the Distributor resulting from a representation, covenant or warranty that the Distributor makes, or any indemnification that the Distributor provides, on behalf of the Fund and in reliance on a Fund representation, covenant or warranty in an intermediary agreement relating to the Fund; (viii) the Distributor’s reliance on any instruction, direction, notice, instrument or other information that the Distributor reasonably believes to be genuine; (ix) any other action or omission to act which the Distributor takes in connection with the provision of services to the Fund pursuant to this Agreement and the Fund’s Prospectus; or (x) any action taken or omitted by the Fund prior to the effective date of the Distribution Agreement. The Distributor also has no duty to calculate the net asset value of Fund Shares or to inquire into, or liability for, the accuracy of the net asset value per Share (including a Class thereof) as calculated by or for the Fund.

Class A Shares in the Fund are offered with a maximum sales charge of 5.75% of the subscription amount. The Fund or Investment Adviser may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Investment Adviser, and its affiliates, directors, principals, officers and employees and others in the Fund’s sole discretion. There is no minimum aggregate amount of Shares required to be purchased in any offering.

The Investment Adviser, the Distributor and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties that have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s, the Distributor’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of the foregoing payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. The Distributor may reallow all or a portion of the sales load to broker-dealers or other financial intermediaries. Similarly, the Distributor may reallow all or a portion of the distribution and/or service fees to the financial intermediary or other third party; however, the Distributor shall not be obligated to make such payments to the financial intermediaries or other parties unless the Distributor has received a corresponding payment from the Fund. The Distributor may also make payments to financial intermediaries from its own resources, subject to the following conditions: (a) any such payments shall not create any obligation for or recourse against the Fund or Class thereof and (b) the terms and conditions of any such payments are consistent with the Fund’s Prospectus and applicable federal and state securities laws and are disclosed in the Fund’s Prospectus or SAI to the extent such laws require. The Distributor may retain any portion of the sales load, distribution and/or service fee not paid to a financial intermediary. See "Additional Payment to Financial Intermediaries" in the SAI.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class I Shares. Under the Distribution and Service Plan, Class A Shares are permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and Class I Shares are permitted to pay as compensation up to 0.25% on an annualized basis the aggregate net assets of the Fund attributable to Class I Shares (collectively, the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. The Fund or the Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

The Fund pays the Administrator an annual fee beginning at [     ]% of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee of $[      ] paid by all registered investment companies advised by the Investment Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). This fee structure generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The amounts listed include certain out of pocket expenses incurred by the Administrator or its affiliates for services provided to the Fund. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN

UMB Bank, n.a., an affiliate of the Administrator (the “Custodian”) serves as a custodian of the assets of the Fund [and the Subsidiary] to which it is allocated and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodians or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. UMB Bank, n.a.’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund pays all of its expenses, or reimburse the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee and the Administration Fee; Distribution and Servicing Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Adviser bears all of its expenses and costs incurred in providing investment advisory services to the Fund. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund bears directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed [    ]% and [    ]% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through [              ]. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [    ]%. The Expense Limitation and Reimbursement may be terminated before that date by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as Investment Adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Adviser and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Investment Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Adviser and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund, and Investment Adviser has adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a Valuation Date (as defined below) on or about [March 31, June 30, September 30 and December 31] of each year.

For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV determined as of approximately [March 31, June 30, September 30 and December 31], as applicable (each such date, a “Valuation Date”). Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately fourteen (14) days prior to the Valuation Date. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

In certain circumstances, the Board may require a Shareholder to tender its Shares.

A Shareholder who tenders for repurchase only a portion of their Shares in the Fund will be required to maintain a minimum account balance of $[1,000]. If a Shareholder tenders a portion of their Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $[1,000], the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Shareholders and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than $[1,000] worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at net asset value in accordance with the Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $[1,000]. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Adviser (each, a “Financial Institution”) as chosen by the Investment Adviser and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make annual income distributions and to satisfy certain repurchase offers in a timely manner to ensure liquidity for the investors. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE

GENERAL

The Administrator calculates the Fund’s NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

The Fund’s Valuation Committee oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined. The mid-point of the last bid and the last ask is also known as the ‘mark’.

Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Investment Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Investment Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Investment Adviser at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Fund will generally value shares of ETFs at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.

To the extent that the Fund invests in private Investment Funds, the Fund will generally value those assets, in accordance with the value determined as of such date by each private Investment Fund in accordance with the private Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private Investment Fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of a private Investment Fund.

Between the periodic valuation periods, the NAVs of such private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Investment Adviser to generate during the period. The Investment Adviser's Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board's Valuation Committee.

Prior to the Fund investing in any private Investment Fund, the Investment Adviser will conduct a due diligence review of the valuation methodologies utilized by the private Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Adviser reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Investment Adviser will review the valuations provided by the Underlying Managers to the private Investment Funds, none of the Board or the Investment Adviser will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Investment Adviser to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Investment Adviser will consider such information and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the private Investment Fund. Although redemptions of interests in private Investment Funds are subject to advance notice requirements, private Investment Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the private Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the private Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Investment Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular private Investment Fund. In other cases, as when a private Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in private Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the private Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Underlying Managers, upon which the Fund calculates its NAV may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from private Investment Funds may be revised and fiscal year-end NAV calculations of the private Investment Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time.

REITs and Sub-REITs. The Board has adopted procedures pursuant to which the Fund will value its investments in the REITs and Sub-REITs at fair value. The Investment Adviser shall use its best efforts to ensure that each REIT and Sub-REIT has in place policies and procedures that are based upon disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

Property valuation standards and policy that are expected to be applied consistent with GAAP fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by each REIT’s and Sub-REIT’s external property manager) with oversight by the Investment Adviser to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the REIT or Sub-REIT.

The Fund values its investments in REITs and Sub-REITs based in large part on valuations provided by the external property managers of the REITs and Sub-REITs or third-party appraisers. These fair value calculations will involve significant professional judgment by the external property managers of the REITs and Sub-REITs in the application of both observable and unobservable attributes. The calculated NAVs of the REITs and Sub-REITs’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the REITs and Sub-REITs and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Investment Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in REITs and Sub-REITs, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the REITs and Sub-REITs are calculated by the external property managers of such REITs and Sub-REITs, each REITs and Sub-REIT’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such REIT or Sub-REIT when the quarterly valuations and income are reported. The Investment Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each REIT and Sub-REIT and may clarify or validate the reported information with the applicable external property manager of the REIT or Sub-REIT. The Investment Adviser may conclude, in certain circumstances, that the information provided by any such external property manager does not represent the fair value of the Fund’s investment in a REIT or Sub-REIT and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Investment Adviser’s Valuation Committee may determine to value the Fund’s investment in the REIT or Sub-REIT at a discount or a premium to the reported value received from the REIT or Sub-REIT. Any such decision will be made in good faith by the Investment Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Funds’ valuation of each REIT and Sub-REIT is individually updated as soon as the Investment Adviser completes its reasonableness review, including any related necessary additional information validations with the external property manager of the REIT or Sub-REIT, and typically within 45 calendar days after the end of each quarter for all REITs and Sub-REITs.

Additionally, between the quarterly valuation periods, the NAVs of such REIT or Sub-REITs are adjusted daily based on the total return that each REIT and Sub-REIT is estimated by the Investment Adviser to generate during the current quarter. The Investment Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual asset level changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee.

Private Debt Investments. The Fund’s Board has approved procedures pursuant to which the Investment Adviser and the Board will use their best efforts to ensure that the value of each private debt instrument is adjusted based on the Investment Adviser’s estimate of what actual fair value would be under current market conditions. The Investment Adviser will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Funds will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually.

The Fund will generally value any private debt investments at the lesser of their amortized cost or the high end of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Investment Adviser may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Investment Adviser’s Valuation Committee will fair value the investment. In its fair valuation assessment process, the Investment Adviser’s Valuation Committee may consider any information it deems appropriate including external valuation consultants. Any such fair valuation determinations will be made in good faith by the Investment Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee.

Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

The Valuation Procedures provide that, where deemed appropriate by the Investment Adviser and consistent with the Investment Company Act, investments in private Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Investment Adviser, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures utilized by the Investment Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

The Subsidiary is subject to the same valuation policies as the Fund. The Fund’s investment in the Subsidiary is valued based on the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

The Investment Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect. In no event does the Distributor have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The Distributor has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per Share (including a Class thereof) as calculated by or for the Fund.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on each business day. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Adviser) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Investment Adviser) determines that conditions no longer require suspension of the calculation of NAV.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue Service (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF THE FUND

The below is a summary of certain U.S. federal income tax considerations relevant under current law, which is subject to change. Except where otherwise specifically indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your own tax adviser regarding tax considerations relevant to your specific situation, including federal, state, local and non-U.S. taxes.

The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Fund invests may constitute passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income but may qualify as section 199A dividends.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Distributions to Shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Fund Shares. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to non-corporate Shareholders at reduced rates. Shareholders must have owned the Fund Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. However, U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains.

The Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to its investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to its shareholders and reports as a section 199A dividend in written statements furnished to its shareholders. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided the shareholder receiving the dividends has satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Expenses. As long as the Fund is not continuously offered pursuant to a public offering, regularly traded on an established securities market or does not have at least five hundred (500) shareholders at all times during the taxable year, certain expenses incurred by the Fund that if paid by an individual would be treated as “miscellaneous itemized deductions” are generally not deductible by the Fund. Instead each shareholder will be treated as if it received a dividend in an amount equal to its allocable share of the Fund’s expenses and then having paid such expenses itself. For non-corporate taxpayers, such expenses will generally be “miscellaneous itemized deductions” and under the Tax Cuts and Jobs Act, for taxable years beginning after December 31, 2017 and before January 1, 2026, the ability for non-taxable corporate taxpayers to deduct miscellaneous itemized deductions has been suspended.

Certain Withholding Taxes. The Fund may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund. If at the close of the Fund’s taxable year more than 50% of the value of its assets consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such election.

Sales, Exchanges and Redemptions. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve (12) months. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis of shares sold or exchanged. The Fund has elected to use the First In, First Out (“FIFO”) method, unless you instruct the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

IRAs and Other Tax Qualified Plans. In general, dividends received and gain or loss realized with respect to shares held in an IRA or other tax qualified plan are not currently taxable unless the Fund Shares were acquired with borrowed funds.

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. However, the Fund does not expect to make significant distributions that will be designated as net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest, and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, the Fund may be able to designate a portion of the distributions made as interest related dividends or short-term capital gain dividends which are generally exempt from this withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-BEN-E to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting and Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

Investment in Cayman Subsidiary

The investment of up to 25% of a fund’s assets in a foreign subsidiary such as the Subsidiary is a structure that has been used by a number of RICs as a way of indirectly making investments that would not generate qualifying income if they were made directly by the RIC. Section 851(b) of the Code provides that income earned by a controlled foreign corporation (a “CFC”), such as the Subsidiary, will be treated as qualifying income for a RIC provided that CFC distributes those earnings out to the RIC each year. During the period 2006-2011, the IRS issued a number of private letter rulings to other funds in which the IRS ruled that income derived from a fund’s investment in a CFC such as the Subsidiary will generally constitute qualifying income for the fund, even if the CFC itself engages in transactions that would not generate qualifying income if they were engaged in by the fund itself and even if the earnings of the CFC are not distributed to the fund each year. In 2011, the IRS suspended the issuance of such private letter rulings pending further review of the subject. In 2019, the Treasury and the IRS issued regulations that provide that the income from a foreign subsidiary that is a controlled foreign corporation is qualifying income for purposes of a fund remaining qualified as a RIC for U.S. federal income tax purposes (1) to the extent that the income is actually distributed by the foreign subsidiary to the RIC each year and (2) even if not distributed, to extent the income is derived with respect to the fund’s business of investing in stock, securities or currencies. Accordingly, the Fund intends to cause the Subsidiary to make such distributions to the Fund each year, so that the income of the Subsidiary will be qualifying income for the Fund.

If, however, the IRS were to determine that income derived from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategy. In that event, the Fund’s taxable income would be subject to tax at the fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Taxation of the Subsidiary. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Cayman Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an "exempted company" pursuant to the Companies Law (as amended). The Subsidiary has applied for, and expects to receive, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.

Information Reporting and Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

OTHER TAX MATTERS

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, the Investment Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or with other entities that are affiliated with the Investment Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/ or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund is authorized to offer two separate classes of Shares designated as Class A Shares and Class I Shares. While the Fund presently intends to offer two classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of Class A Shares and Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the Investment Company Act. The Fund’s repurchase offers will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment in Class A Shares by any investor is $[1,000] and the minimum initial investment in Class I Shares by any investor is $[1,000]. The minimum additional investment in the Fund by any Shareholder is $[1,000]. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Adviser or its affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares were initially issued at $[25.00] per share. Thereafter the purchase price for each class of Shares is based on the NAV per Share of that Class as of the date such Shares are purchased.

Class A Shares are sold at the public offering price, which is the NAV plus an initial maximum sales charge, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares — Sales Charge Schedule

	Front-End Sales Charge as a	Front-End Sales Charge as a	Dealer Reallowance as a
Your Investment	% of Offering Price*	% of Net Investment	% of Offering Price
Up to $24,999	5.75%	6.10%	5.00%
$25,000 – $49,999	5.00%	5.26%	4.50%
$50,000 – $99,999	4.50%	4.71%	3.75%
$1,000,000 – $249,999	3.50%	3.63%	2.75%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.50%
$1 million or more	None	None	None

*	The offering price includes the sales charge.

Class I Shares are not subject to any initial sales charge.

Shares are generally offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

In general, an investment will be accepted if a completed investor application and funds are received in good order. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

CLASS A SHARES PURCHASE PROGRAMS

Eligible purchasers of Class A Shares may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•	you assure the Fund in writing that you intend to invest at least $[25,000] in Class A Shares over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A Shares you already own in the Fund plus the amount you intend to invest in Class A Shares is at least $[25,000] (“Cumulative Discount”).

By signing a Letter of Intent you can purchase Shares at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any Shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to [5.75]% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed Shares. Any remaining escrowed Shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or the Financial Intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or the Financial Intermediary, with certain information or records to verify your eligibility for a quantity discount.

Such information or records may include account statements or other records regarding Shares held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or a Financial Intermediary. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of Shares, as the Fund and Financial Intermediary may not retain this information.

Information about sales charges can be found on the Investment Adviser’s website [https://www.FirstTrustCapital.com] or you can consult with your financial representative.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates providing Shareholders with an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be provided with reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on [March 31]. The Fund’s taxable year is the 12-month period ending on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [ ], as the independent registered public accountants of the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (877) 779-1999.

First Trust Real Assets Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

Investment Adviser

First Trust Capital Management L.P.

225 W. Wacker Drive, Suite 2100

Chicago, IL 60606

Transfer Agent/Administrator

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian Bank

UMB Bank, n.a.

1010 Grand Boulevard

Kansas City, MO 64106

Distributor

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Fund Counsel

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

Independent Registered Public Accounting Firm

[ ]

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, December 10, 2021

FIRST TRUST REAL ASSETS FUND

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares (FTRAX)

Class I Shares (              )

Dated [             ], 2021

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the First Trust Real Assets Fund (the “Fund”) dated [                 ], 2021, and as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by First Trust Portfolios L.P. (“Distributor” or “FT Portfolios”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [                ], 2021, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

GENERAL INFORMATION

The First Trust Real Assets Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund (“Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)	Purchase or sell real estate except as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Invest in commodities and commodity contracts, except as otherwise permitted by the Investment Company Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Fund’s investment adviser determines are engaged in any single industry, except that, under normal circumstances, the Fund will invest over 25% of its total assets in the securities of companies in the real estate industry. U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Investment Funds (as defined below). The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

In addition to the above, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% and not more than 25% of the shares outstanding at per-class net asset value (“NAV”) per share less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the close of business on the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day. Shareholders can obtain the date of the next Repurchase Request Deadline by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at (877) 779-1999.

NON-FUNDAMENTAL POLICIES

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective and investment strategies are not fundamental policies of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

The following information supplements the discussion of the Fund’s investment policies and techniques in the Prospectus.

As discussed in the Prospectus, the Fund’s investment objective is to achieve long-term real return through current income and long-term capital appreciation. Real return is total return after adjusting for inflation. In pursuing its objective, First Trust Capital Management L.P. (the “Investment Adviser”) will allocate at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, to real assets and real asset companies (together, “Real Asset Related Investments”). Real assets include, without limitation, investments related to real estate, infrastructure, natural resources (such as timberland and agriculture/farmland), and precious metals. Real asset companies include companies that own, operate or derive at least 50% of their profits or revenues from, or commit at least 50% of their assets to, real assets and activities related to real assets. The Fund seeks to obtain exposure to Real Asset Related Investments by investing principally in (i) private funds that primarily invest in real assets and real asset companies; (ii) real estate investment trusts (“REITs”), including wholly-owned and controlled subsidiaries that are REITs (“Sub-REITs”); (iii) publicly traded equity and debt securities associated with real assets (“Real Asset Securities”); (iv) private debt instruments associated with real assets; and (v) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), which may invest in commodity futures contracts and exchange-traded commodity linked instruments. This section provides additional information about various types of investments and investment techniques that may be employed by the Fund directly or indirectly through its investment in closed-end and open-end registered investment companies, private investment funds and other investment vehicles, that invest or trade in the following investments (collectively, “Investment Funds”) and their related risks. Any decision to invest in the Fund should take into account that the Fund’s investments will be subject to related risks, which can be substantial.

Real Estate Investment Trusts

The Fund may invest in publicly and privately traded real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Fund may often not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Internal Revenue Code, as amended, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. The Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

Equity Securities

The investment portfolio of the Fund will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

The Fund may invest in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro-cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be deemed illiquid.

Fixed-Income Securities

The Fund may invest in fixed-income securities. The Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Investment Adviser to be of comparable quality.

Non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

The Fund may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which the Fund may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

The Fund is not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s investment objective, such as when the Investment Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

In June 2016, the UK approved a referendum to leave the EU. The withdrawal, known colloquially as "Brexit", was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. In March 2021, the UK and EU put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund cannot be predicted, and it is possible that the new terms may adversely affect the Fund.

Money Market Instruments

The Fund may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment techniques as more fully discussed below to hedge a portion of the Fund’s investment portfolio against various risks or other factors that generally affect the values of securities. The Fund may also use these techniques for non-hedging purposes in pursuing its investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

Derivatives

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by the Fund in the future that cannot be determined at this time or until such instruments are developed or invested in by the Fund. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, and the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Options and Futures

The Investment Adviser may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, the Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. Such transactions may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may include options on baskets of specific securities. The Fund may utilize European-style or American-style options. European-style options are only exercisable at their expiration. American-style options are exercisable at any time prior to the expiration date of the option.

The Investment Adviser may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books. The sale of such an option exposes the seller during the term of the option to a continuing decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Fund could exercise the option should the Investment Adviser deem it advantageous to do so.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Investment Adviser’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

The Fund may purchase and sell interest rate futures contracts. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Options on Securities Indexes

The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Investment Adviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

Swap Agreements

The Fund may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

The Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Hedging Transactions

The Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of its portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Fund to hedge against a change or event at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While the Fund may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Investment Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risk of loss.

Leverage

The Fund may leverage the Fund through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Adviser determines to be creditworthy.

As a result of this leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Investment Adviser

The success of the Fund depends upon the ability of the Investment Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Additionally, the success of the Fund, in part, depends on the ability of investment advisers to the Investment Funds (the “Underlying Managers”) to develop and implement strategies that achieve their own investment objectives. Shareholders will have no right or power to participate in the management or control of the Fund or the Investment Funds and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Underlying Managers.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund or the Investment Adviser could occur during the term of the Fund. Securities and other investment markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of investment transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s portfolio.

Reliance on Key Personnel

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Adviser. If one or more key individuals leaves the Investment Adviser, the Investment Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Portfolio Turnover

The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Adviser considers portfolio changes appropriate.

Compensation Arrangements with the Underlying Managers

Underlying Managers of private Investment Funds may receive compensation based on the performance of their investments. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of a private Investment Fund’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Control Positions

Investment Funds, especially private Investment Funds, may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Investment Funds, the Investment Funds likely would suffer losses on their investments. Additionally, should an Investment Fund obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Investment Fund to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the Investment Fund to significant liabilities.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for the Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for the Fund to close out positions.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Investment Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for Investment Funds and for the issuers of securities in which the Fund or an Investment Fund may invest, which could result in material adverse consequences for the Investment Funds or such issuers and may cause the Fund to lose value.

[Payment in Kind for Repurchased Shares

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs to dispose of such securities.]

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

INDEPENDENT TRUSTEES [to be added by amendment]

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees

* The fund complex consists of the Fund, First Trust Alternative Opportunities Fund, Infinity Long/Short Equity Fund, LLC, Infinity Core Alternative Fund, Variant Alternative Income Fund, Corbin Multi-Strategy Fund, LLC, Agility Multi-Asset Income Fund, Keystone Private Income Fund, Aspirant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, and The Optima Dynamic Alternatives Fund.

INTERESTED TRUSTEE AND OFFICERS [to be added by amendment]

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees

* The fund complex consists of the Fund, First Trust Alternative Opportunities Fund, Infinity Long/Short Equity Fund, LLC, Infinity Core Alternative Fund, Variant Alternative Income Fund, Corbin Multi-Strategy Fund, LLC, Agility Multi-Asset Income Fund, Keystone Private Income Fund, Aspirant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, and The Optima Dynamic Alternatives Fund.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

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Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

 Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed [        ], to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Adviser and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer and the Investment Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last fiscal year.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee will consist of each of the Fund’s Trustees. As the Fund is recently organized, the Valuation Committee did not hold any meetings during the last fiscal year.

Trustee and Officer Ownership of Securities

The Fund has not yet commenced operations as of the date of this SAI; therefore, none of the Trustees owns Shares of the Fund.

As of the date of this SAI, the Trustees and officers of the Fund as a group owned less than one percent of the outstanding Shares of the Fund.

Independent Trustee Ownership of Securities

As of [           ], none of the Independent Trustees (or their immediate family members) owned beneficially or of record securities of the Investment Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $[10,000] per fiscal year. Trustees that are interested persons will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund, the Investment Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Investment Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at https://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser

First Trust Capital Management L.P. serves as the investment adviser to the Fund. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Adviser provides such services to the Fund pursuant to the Investment Management Agreement (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of [          ] and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

[Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly investment management fee (“Investment Management Fee”) equal to [   ]% on an annualized basis of the Fund’s NAV as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that month. The Investment Management Fee will be computed as of the last day of each month, and is due and payable in arrears within thirty-five (35) business days after the end of the month.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed [   ]% and [   ]% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through [   ]. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [   ]% and [   ]% for the Class A Shares and Class I Shares, respectively. The Expense Limitation and Reimbursement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.]

As the Fund had not commenced operations as of the date of this SAI, the Investment Adviser has not received any fees from the Fund.

The Portfolio Managers

The personnel of the Investment Adviser who will have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are Michael Peck and Brian Murphy.

Other Accounts Managed by the Portfolio Managers(1)

	Type of Accounts	Total # of Accounts Managed	Total Assets		# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
1. Michael Peck	Registered Investment Companies:	[ ]	$	[ ]	0		$0
	Other Pooled Investment Vehicles:	[ ]	$	[ ]	1	$	[ ]
	Other Accounts:	0		$0	0		$0

2. Brian Murphy	Registered Investment Companies:	[ ]	$	[ ]	0		$0
	Other Pooled Investment Vehicles:	[ ]	$	[ ]	1	$	[ ]
	Other Accounts:	0		$0	0		$0

(1)       As of September 30, 2021.

Conflicts of Interest

The Investment Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Managers

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Investment Adviser and to participate in the Investment Adviser’s 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. In addition, these individuals own certain class interests in the Investment Adviser and receive compensation based on the overall profitability of the firm. These individuals also participate in a 401(k) program and receive medical/dental insurance benefits on the same basis as other employees of the Investment Adviser.

Portfolio Managers’ Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager(1):
Michael Peck	None
Brian Murphy	None

(1) As of the date of this SAI.

BROKERAGE

The Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Investment Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Investment Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Investment Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Investment Adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Investment Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Adviser in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Adviser’s overall responsibilities to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[          ], has been selected as the independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

ADMINISTRATOR

The Fund has contracted with UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services. As the Fund had not commenced operations as of the date of this SAI, the Administrator has not received any fees from the Fund.

CUSTODIAN

UMB Bank, n.a. ( the “Custodian”) serves as a custodian of the assets of the Fund to which is its allocated, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodians or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. UMB Bank, n.a.’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. UMB Bank, n.a. is an affiliate of the Administrator.

DISTRIBUTOR

First Trust Portfolios L.P. is the distributor of Shares and is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund. The Distributor is affiliated with the Investment Adviser.

ADDITIONAL PAYMENT TO FINANCIAL INTERMEDIARIES

FT Portfolios or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of the Fund and other products for which FT Portfolios serves as Distributor (collectively, “FT Portfolios Funds") to promote the sales and retention of FT Portfolios Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that FT Portfolios or an affiliate is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or FT Portfolios Fund shares held in and recent net investments into FT Portfolios Funds, (ii) the value of the assets invested in the FT Portfolios Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in FT Portfolios Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell FT Portfolios Fund shares and provide services to FT Portfolios Fund shareholders, and (ix) the asset class of the FT Portfolios Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

FT Portfolios and/or its affiliates may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by FT Portfolios or an affiliate under this category of services may be charged back to the FT Portfolios Fund, subject to approval by the Board.

FT Portfolios and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the FT Portfolios Funds or that make FT Portfolios Fund shares available through certain selected FT Portfolios Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about FT Portfolios Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of FT Portfolios and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the FT Portfolios Funds out of FT Portfolios Fund assets.

From time to time, FT Portfolios and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the FT Portfolios Funds, which may be in addition to marketing support and program servicing payments described above. For example, FT Portfolios and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing FT Portfolios Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in FT Portfolios Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the FT Portfolios Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, FT Portfolios and/or its affiliates may also pay intermediaries for enabling FT Portfolios and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. FT Portfolios and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

FT Portfolios and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various FT Portfolios Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in FT Portfolios Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by FT Portfolios and/or its affiliates.

The amounts of payments referenced above made by FT Portfolios and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the FT Portfolios Funds to its customers. The intermediary may elevate the prominence or profile of the FT Portfolios Funds within the intermediary’s organization by, for example, placing the FT Portfolios Funds on a list of preferred or recommended funds and/or granting FT Portfolios and/or its affiliates preferential or enhanced opportunities to promote the FT Portfolios Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the FT Portfolios Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the FT Portfolios Fund’s Prospectus because they are not paid by the FT Portfolios Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from FT Portfolios and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to FT Portfolios Fund shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser will vote such proxies in accordance with its proxy voting policies and procedures. Copies of the Investment Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing, once available, will be available: (i) without charge, upon request, by calling the Fund at 1-(877) 779-1999 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this SAI, there were no record or beneficial owners of 5% or more of the Fund or any Share class.

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment Advisers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940. Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds or may invest more than 10% of its total assets in the securities of other investment companies.2 Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

•	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

•	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

A-1

ISS PROXYEDGE

FTCM has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to- account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund (“ICAF”)

ICAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that ICAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that ICAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by ICAF lies with FTCM as ICAF’s advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

ICAF will be required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by an FTCM portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

2 The three percent (3%) limit is measured at the time of investment.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

A-2

APPENDIX B — RATINGS OF INVESTMENTS

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

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Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

1 A long-term rating can also be used to rate an issue with short maturity.

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“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

B-3

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

B-4

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

h       Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h       Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

B-5

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interests payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

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About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market.Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued DBRS Morningstar credit ratings are determined by credit rating committees.

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APPENDIX C — FINANCIAL STATEMENTS

[To be added by amendment]

C-1

PART C: OTHER INFORMATION

First Trust Real Assets Fund (the “Registrant”)

Item 25.     Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable

(2)	Exhibits

	(a)(1)	Agreement and Declaration of Trust is filed herewith.

	(a)(2)	Certificate of Trust is filed herewith.

	(b)	By-Laws are filed herewith.

	(c)	Not applicable.

	(d)	Refer to Exhibit (a)(1), (b).

	(e)	Not applicable.

	(f)	Not applicable.

	(g)	Form of Investment Management Agreement to be filed by amendment.

	(h)(1)	Form of Distribution Agreement to be filed by amendment.

	(h)(2)	Form of Distribution and Service Plan to be filed by amendment.

	(i)	Not applicable.

	(j)	Form of Custody Agreement to be filed by amendment.

	(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement to be filed by amendment.

	(k)(2)	Form of Expense Limitation Agreement to be filed by amendment.

	(k)(3)	Joint Insured Bond Agreement to be filed by amendment.

	(k)(4)	Joint Liability Insurance Agreement to be filed by amendment.

	(l)(1)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP to be filed by amendment.

	(m)	Not applicable.

1

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment to be filed by amendment.

(r)(2)	Code of Ethics of First Trust Capital Management L.P. to be filed by amendment.

(r)(3)	Code of Ethics of First Trust Portfolios L.P. to be filed by amendment.

Item 26.     Marketing Arrangements

Not applicable.

Item 27.     Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$	[ ]
Legal fees	$	[ ]
Printing fees	$	[ ]
Blue Sky fees	$	[ ]
Transfer Agent Fees	$	[ ]
Total	$	[ ]

Item 28.     Persons Controlled by or Under Common Control With Registrant

[To be added by amendment]

Item 29.     Number of Holders of Securities

Title of Class	Number of Shareholders*
Class I Shares	0
Class A Shares	0

*      As of December 10, 2021.

2

Item 30.     Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

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Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5

Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

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Item 31.     Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, First Trust Capital Management L.P. (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-78504), and is incorporated herein by reference.

Item 32.     Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Investment Adviser, and/or (3) the Registrant’s counsel. The address of each is as follows:

1.	UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

2.	First Trust Capital Management L.P.
225 W. Wacker Drive, Suite 2100
Chicago, IL 60606

3.	Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

Item 33.     Management Services

Not applicable.

Item 34.     Undertakings

1.	Not applicable.

2.	Not applicable.

3	The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

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(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)

that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

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(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Not applicable.

7.

Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee in the State of Wisconsin on the 10th day of December 2021.

First Trust Real Assets Fund

By:	/s/ TERRANCE GALLAGHER
Name: Terrance Gallagher
Title: Sole Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ TERRANCE GALLAGHER	Sole Trustee	10th day of December 2021
Terrance P. Gallagher

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Exhibit Index

(a)(1)	Agreement and Declaration of Trust

(a)(2)	Certificate of Trust

(b)	By-Laws

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